UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

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Lydall, Inc.

(Name of Registrant as Specified In Its Charter)

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NOTICE OF ANNUAL MEETING

To:    The Owners of Lydall, Inc. Common Stock

You are cordially invited to attend the Annual Meeting of Stockholders.

Location:	The Autorino Great Hall
The Bushnell Center for the Performing Arts
166 Capitol Avenue
Hartford, Connecticut

Date:	April 26, 2007

Time:	9:00 a.m.

Parking:	Validation for parking is available for the ProPark parking lot at the intersection of Hudson and Elm Streets

Directions:	can be found at www.lydall.com

The Annual Meeting of Stockholders will be held for the purposes of:

1.	Electing eight Directors to serve until the next Annual Meeting of Stockholders to be held in 2008;

2.	Amending the 2003 Stock Incentive Compensation Plan;

3.	Ratifying the appointment of PricewaterhouseCoopers LLP as independent auditors for fiscal year 2007; and

4.	Transacting any other business that may properly come before the meeting.

All stockholders are invited and encouraged to attend the meeting. However, whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the meeting. Therefore, I urge you to vote promptly and submit your proxy by telephone, via the Internet, or by signing, dating and returning the enclosed proxy card in the enclosed prepaid envelope. If you decide to attend the Annual Meeting, you have the right to vote in person even if you have previously submitted your proxy.

YOUR VOTE IS IMPORTANT.

Sincerely,

Mary A. Tremblay

Vice President, General Counsel and Corporate Secretary

Manchester, CT

March 19, 2007

Proxy Statement

GENERAL

This proxy statement of Lydall, Inc. (“Lydall” or the “Company”), a Delaware corporation, is being mailed or otherwise furnished to stockholders on or about March 19, 2007 in connection with the solicitation by the Board of Directors of Lydall of proxies to be voted at the Annual Meeting of Stockholders. The Annual Meeting will be held on April 26, 2007 at 9:00 a.m. in The Autorino Great Hall of The Bushnell Center for the Performing Arts located at 166 Capitol Avenue in Hartford, Connecticut.

Enclosed with this proxy statement is a proxy card on which the Board of Directors requests that you vote in favor of the:

•	election of all nominees for Directors of the Company to serve until the next Annual Meeting of Stockholders in 2008;

•	amendment of the 2003 Stock Incentive Compensation Plan (“2003 Plan”); and

•	ratification of the appointment of PricewaterhouseCoopers LLP as independent auditors for the fiscal year 2007.

Options for Voting

1. Telephone.    To vote by telephone, please follow the instructions on the enclosed proxy card. If you vote by telephone, it is not necessary to mail your proxy card.

2. Internet.    To vote by Internet, please follow the instructions on the enclosed proxy card. If you vote by Internet, it is not necessary to mail your proxy card.

3. Mail.    To vote by mail, please complete, sign and mail the proxy card in the enclosed prepaid envelope.

4. In Person.    If you wish to vote in person, written ballots will be available at the meeting. However, if your shares are held in street name (i.e., in a brokerage account), you must request a proxy from your broker in order to vote at the meeting.

We would appreciate your vote as soon as possible for use at the Annual Meeting or at any adjournments of the Annual Meeting. Properly executed proxies received by Lydall’s Corporate Secretary before the Meeting will be voted as directed unless revoked. A proxy may be revoked at any time before it is exercised by: (a) notifying Lydall’s Corporate Secretary in writing; (b) delivering a proxy with a later date; or (c) attending the Meeting and voting in person.

Unless you indicate otherwise, shares represented by proxies properly voted by telephone, over the Internet or signed and returned to the Company will be voted “FOR” the nominees for the Board of Directors named in the proxy, “FOR” the amendment of the 2003 Stock Incentive Compensation Plan, and “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as independent auditors.

Quorum

Under the applicable provisions of the Company’s Bylaws, the presence, either in person or by proxy, of the holders of a majority of the shares entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting.

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Vote Required

The election of Directors requires the affirmative vote of a plurality of the votes cast by the holders of shares who are present in person or represented by proxy at the Annual Meeting and are entitled to vote on the matter. In accordance with the Corporate Governance Guidelines (Appendix A), if a nominee for Director who is an incumbent Director does not receive the vote of at least the majority of the votes cast at any meeting for the election of Directors at which a quorum is present and no successor has been elected at such meeting, the Director will tender his or her resignation. The Corporate Governance Committee will make a recommendation to the Board of Directors as to whether to accept or reject the tendered resignation, or whether other action should be taken. The Board of Directors will act on the tendered resignation, taking into account the Corporate Governance Committee’s recommendation, and publicly disclose (by press release, a filing with the Securities and Exchange Commission (“SEC”) or other broadly disseminated means of communication) its decision regarding the tendered resignation and the rationale behind the decision within 90 days from the date of the certification of the election results. The Corporate Governance Committee in making its recommendation, and the Board of Directors in making its decision, may each consider any factors or other information that it considers appropriate and relevant. The Director who tenders his or her resignation will not participate in the recommendation of the Corporate Governance Committee or the decision of the Board of Directors with respect to his or her resignation. If such incumbent Director’s resignation is not accepted by the Board of Directors, such Director will continue to serve until the next Annual Meeting and until his or her successor is duly elected, or his or her earlier resignation or removal.

If a Director’s resignation is accepted by the Board of Directors, or if a nominee for Director is not elected and the nominee is not an incumbent Director, then the Board of Directors, in its sole discretion, may fill any resulting vacancy pursuant to the provisions of Section 5.04 of the Lydall, Inc. Bylaws, as amended and restated as of December 11, 2003, or may decrease the size of the Board of Directors pursuant to the provisions of Section 5.02 of the Lydall, Inc. Bylaws, as amended and restated as of December 11, 2003 and Article 6(a) of the Restated Certificate of Incorporation of Lydall, Inc. as of May 12, 1993.

With respect to all other matters, including amendment of the 2003 Plan and ratification of the independent auditors, the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote shall be the act of the stockholders. If, however, the question is one upon which, by express provision of an applicable statute, the Certificate of Incorporation or the Bylaws of the Company, a different vote is required, such express provision shall govern.

For purposes of determining the number of votes cast with respect to the election of Directors, only those votes cast “FOR” all nominees, “WITHHOLD AUTHORITY FOR ALL NOMINEES,” or specifying that votes be withheld from one or more designated nominees, or providing the designated proxies with the right to vote in their discretion, are counted. Abstentions will be treated as shares present and entitled to vote for purposes of determining the presence of a quorum, but will not be considered as votes cast in determining whether a matter has been approved by stockholders. Abstentions, therefore, will not have any effect on the outcome of the voting for the election of Directors but will have the same effect as a negative vote for all other matters presented to stockholders at the Annual Meeting. If a broker, other holder of record, or nominee indicates on a proxy that it does not have authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter. As a result, these so-called “broker non-votes” will not have any effect on the outcome of the voting at the Annual Meeting.

Cost of Solicitation

All costs of solicitation of proxies will be borne by the Company. Other costs anticipated are those ordinarily incurred in connection with the preparation and mailing of proxy material. In addition to solicitations by mail, the Company’s Directors, officers and other employees, without additional remuneration, may solicit proxies by telephone and in person.

Eligibility To Vote

Only holders of record of Lydall’s Common Stock, par value $.10 per share (“Common Stock”), at the close of business on February 28, 2007 (the “Record Date”) are entitled to vote at the meeting. On that date, there were 16,333,907 shares of Common Stock outstanding, the holders of which are entitled to one vote per share.

Other Matters

The Board of Directors does not know of other matters which may come before the meeting. However, if other matters are properly presented at the meeting, it is the intention of the proxy committee to vote, or otherwise to act, in accordance with their judgment on such matters.

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Obtaining Copies

Copies of the Company’s Annual Report on Form 10-K for the fiscal year 2006 will be provided without charge, upon request. Requests may be directed to the Company at its principal executive offices located at One Colonial Road, P.O. Box 151, Manchester, CT 06045-0151, Attention: Vice President, General Counsel and Corporate Secretary.

Stockholder Proposals and Nominations for Director for the 2008 Annual Meeting of Stockholders

Proposals of stockholders of the Company that are intended to be presented at the Annual Meeting to be held in 2008, and which stockholders desire to have included in the Company’s proxy materials relating to such meeting, must be received by the Company no later than November 20, 2007, which is 120 calendar days prior to the first anniversary of the mailing date for this year’s proxy statement, and must be in compliance with applicable laws and regulations in order to be considered for possible inclusion in the proxy statement for that meeting.

Under the Company’s Bylaws, no business, including the nomination of persons for election to the Board of Directors of the Company, may be brought before an Annual Meeting of Stockholders, except as set forth in the Notice of the Meeting or as otherwise brought before the meeting by, or at the direction of, the Board of Directors or by a stockholder who has delivered a timely written notice to the Company containing certain specified information. The notice must contain certain specified information about each item of business that the stockholder proposes for consideration or with respect to each person whom the stockholder proposes to nominate for election or reelection as a Director, whichever the case may be. These requirements are separate and distinct from, and are in addition to, the SEC requirements (described above) that a stockholder must meet in order to have a stockholder proposal included in the Company’s proxy statement. To be timely under the Company’s Bylaws, a stockholder’s notice for the 2008 Annual Meeting must be received by the Company on or before February 26, 2008, but no earlier than January 27, 2008 (the “Bylaw Deadline”), which is the period not less than 60 days, nor more than 90 days prior to the first anniversary of the 2007 Annual Meeting.

Any stockholder proposal or nomination which does not comply with the procedures set forth in the Bylaws (including the Bylaw Deadline) will be disregarded, and the stockholder will not be permitted to present the proposal at the Annual Meeting to be held in 2008. A copy of the Bylaw provisions discussed in this paragraph (as amended and restated as of December 11, 2003) has previously been filed as Exhibit 3.2 to the Company’s Annual Report on Form 10-K dated March 12, 2004 and may be obtained by writing to the Company at its principal executive offices located at One Colonial Road, P.O. Box 151, Manchester, CT 06045-0151, Attention: Vice President, General Counsel and Corporate Secretary.

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ELECTION OF LYDALL DIRECTORS

The Corporate Governance Committee of the Board of Directors has selected Mr. Lee A. Asseo, Ms. Kathleen Burdett, Messrs. W. Leslie Duffy, Matthew T. Farrell, David Freeman, William D. Gurley, Ms. Suzanne Hammett, and Mr. S. Carl Soderstrom, Jr. as nominees for election as Directors of the Company for a term of one year, until the next Annual Meeting. Each nominee is currently serving as a Director. All nominees have indicated that they are willing and able to serve as Directors if elected. Should any of such nominees become unable or unwilling to serve, the proxy committee of three Directors appointed by the Board intends to vote for the replacement or replacements selected by the Corporate Governance Committee of the Board of Directors.

The only nominee for Director who is a current employee of the Company is the President and Chief Executive Officer, David Freeman. The Company intends to maintain its Board with a majority of independent Directors, as required by the applicable rules of the New York Stock Exchange (“NYSE”).

Under the Certificate of Incorporation of the Company, the Board of Directors is empowered to establish the number of directorships between three and fifteen. The Board of Directors has currently fixed the number of directorships at eight.

Additional nominations for Director may be made from the floor by stockholders who have complied fully with the advance notice procedures set forth in the Bylaws of the Company; see “Stockholder Proposals and Nominations for Director for the 2008 Annual Meeting of Stockholders” above. It is the intention of the proxy committee to vote only for the Director nominees described above in this proxy statement. Proxies cannot be voted for a greater number of persons than the number of nominees named.

The Board of Directors recommends that stockholders vote FOR the election of nominees referred to in this section.

COMMUNICATIONS WITH DIRECTORS

Stockholders of Lydall and other parties may contact the Chairman of the Board by email at: chairman@lydall.com, and if interested in communicating with the Board, or any Director, may write to them at the following address:

Lydall, Inc.

One Colonial Road

P.O. Box 151

Manchester, CT 06045-0151

Communications are distributed to the Board, or to any individual Directors as appropriate, depending on the facts and circumstances outlined in the communication. In that regard, the Board of Directors has requested that certain items which are unrelated to the duties and responsibilities of the Board should be excluded, such as product complaints, product inquiries, new product suggestions, resumes and other forms of job inquiries, surveys, and business solicitations or advertisements. In addition, material that is unduly hostile, threatening, illegal or similarly unsuitable will be excluded, with the provision that any communication that is filtered out must be made available to any non-management Director upon request.

BOARD OF DIRECTORS

Nominees for election at the April 26, 2007 Annual Meeting to serve for a term of one year or until the 2008 Annual Meeting:

Outside Director Nominees

Lee A. Asseo, 69, is a retired Chairman of the Board and Chief Executive Officer of The Whiting Company, a manufacturer of synthetic fibers for the brush industry, which he joined in 1983. Mr. Asseo retired from The Whiting Company in 1996. He previously served as a Lydall Director from 1985 through May 2003. Mr. Asseo was reelected to the Lydall Board of Directors in April 2004. Mr. Asseo serves as Chair of the Compensation Committee and as a member of the Corporate Governance Committee.

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Kathleen Burdett, 51, was the Vice President and Chief Financial Officer of the former Dexter Corporation until its merger with Invitrogen Corporation in 2000, after which she served as a consultant to Invitrogen through 2002. Ms. Burdett was a member of the Board of Directors of Life Technologies, Inc. from 1995 through 2000 where she chaired the Audit Committee and served as a member of the Executive and Compensation Committees. Ms. Burdett was appointed to the Lydall Board of Directors in June 2003. Ms. Burdett serves as Chair of the Audit Review Committee.

W. Leslie Duffy, 67, is the Chairman of the Board of Lydall and a partner in the law firm of Cahill Gordon & Reindel LLP. He has been with that law firm since 1965. He has been a Lydall Director since 1992. Mr. Duffy served as Chair of the Corporate Governance Committee and as a member of the Compensation Committee until his appointment as Chairman of the Board on August 18, 2004. He now serves as a member of the Corporate Governance Committee.

Matthew T. Farrell, 50, is the Vice President Finance and Chief Financial Officer of Church & Dwight Co., Inc., which manufactures and markets a wide range of personal care, household and specialty products, under the ARM & HAMMER® brand name and other well-known trademarks. Mr. Farrell began his career with KPMG Peat Marwick LLP. He was named an audit partner in 1989. He joined AlliedSignal in 1994 as Director, Corporate Audit, and in 1996, he was appointed Chief Financial Officer of the Specialty Chemicals business. In 2000, Mr. Farrell joined Ingersoll-Rand as Vice President, Investor Relations and Communications and was a member of Ingersoll-Rand’s enterprise leadership team. In 2002, he joined Alpharma Inc., a specialty pharmaceutical company, as Executive Vice President and Chief Financial Officer. He was appointed to the Lydall Board of Directors in August 2003. Mr. Farrell serves as a member of the Audit Review and the Compensation Committees.

William D. Gurley, 58, is a retired President and Chief Executive Officer of Stanadyne Corporation, an engine components and fuel systems manufacturer, a position he assumed in 1995. During his 21-year career with Stanadyne, he held numerous management positions within that Corporation including Executive Vice President of Marketing, Engineering and Operations. Mr. Gurley was elected as a Director of Stanadyne Corporation in 1989. Mr. Gurley retired from Stanadyne in 2006. Prior to joining Stanadyne, Mr. Gurley was with Garrett Corporation’s Automotive Products Division (now owned by Honeywell) and the Packard Electric Division of General Motors Corporation (now a division of Delphi). He is also a member of the New England Advisory Council of the Federal Reserve Bank of Boston. Mr. Gurley was elected to the Lydall Board of Directors on April 27, 2006 and serves as a member of the Corporate Governance and Compensation Committees.

Suzanne Hammett, 51, is the Executive Vice President and Chief Commercial Credit Risk Officer of Capital One Financial Corporation, a financial holding company, a position she assumed February 9, 2007. Prior to joining Capital One, Ms. Hammett was the Executive Vice President, Chief Risk Officer for the Radian Group Inc., a credit enhancement company headquartered in Philadelphia, Pennsylvania, a position she began in July 2005. She is also a former Executive Vice President of J.P. Morgan Chase & Co. During her 26-year career with J.P. Morgan Chase & Co., she held numerous positions within the investment bank including Head of Credit Risk Portfolio. She was Head of Credit Risk Policy for that firm until early 2004. Ms. Hammett became a Lydall Director in 2000. She serves as a member of the Audit Review and the Compensation Committees.

S. Carl Soderstrom, Jr., 53, is the former Senior Vice President and Chief Financial Officer of ArvinMeritor, Inc., and had been with that company from 1986 to 2004. He has also held several senior management positions in engineering, quality, and procurement. Prior to joining ArvinMeritor, Mr. Soderstrom was with General Electric Company and the ALCO Controls Division of Emerson Electric. He is also a member of the FreightCar America Board of Directors and serves as a member Chairman of its Audit Committee and as a member of its Nominating and Corporate Governance Committee. He was appointed to the Lydall Board of Directors in June 2003. Mr. Soderstrom serves as the Chair of the Corporate Governance Committee and as a member of the Audit Review Committee.

Inside Director Nominee

David Freeman, 62, is the President and Chief Executive Officer of Lydall, a position he assumed on July 1, 2003. Prior to joining Lydall’s management, he was a Professor of International Business at Central Connecticut State University. He is also a retired Chairman and Chief Executive Officer of Loctite Corporation, which he joined in 1974. Mr. Freeman retired from Loctite in 2000. In 2003, Mr. Freeman became a director of National Grange Mutual, an insurance company. He became a Lydall Director in 1998.

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FISCAL YEAR 2006 DIRECTOR COMPENSATION

Board compensation for Directors during fiscal year 2006 is summarized in the table below:

FISCAL YEAR 2006 BOARD FEES

	Fees Earned or Paid in Cash				Non-equity Incentive Plan Compensation ($)	Change in Pension Value and Non-qualified Deferred Compensation Earnings ($)
Directors	Fees Earned or Paid in Cash ($)	Retainer Earned in Cash ($)	Stock Awards ($)(1,2)	Option Awards ($)(1,2)			All Other Compensation ($)	Total ($)
Lee A. Asseo	24,000	0	24,014	18,244	—	—	—	66,258
Kathleen Burdett	19,000	12,000	24,014	24,346	—	—	—	79,360
W. Leslie Duffy, Esq., Chairman	13,000	75,000	24,014	22,042	—	—	—	134,056
Matthew T. Farrell	27,000	6,000	24,014	26,135	—	—	—	83,149
William D. Gurley(3)	20,000	8,000	24,014	10,107	—	—	—	62,121
Suzanne Hammett	27,000	6,000	24,014	22,042	—	—	—	79,056
S. Carl Soderstrom, Jr.	23,000	6,000	24,014	24,346	—	—	—	77,360
Christopher R. Skomorowski(4)	—	—	—	—	—	—	70,917	70,917

(1)	The dollar value represents the amount of compensation expense recorded for stock awards and stock option awards in accordance with FAS 123(R).
(2)	The aggregate grant date fair value of fiscal 2006 awards computed in accordance with FAS 123(R) and aggregate number of stock awards and options at year-end are:

Director	Aggregate Grant Date Fair Value of Stock Awards ($)	Aggregate Grant Date Fair Value of Option Awards ($)	Aggregate Number of Option Awards
Lee A. Asseo	24,014	15,897	9,975
Kathleen Burdett	24,014	15,897	18,975
W. Leslie Duffy, Esq.	24,014	15,897	30,613
Matthew T. Farrell	24,014	15,897	18,975
William D. Gurley	24,014	58,927	12,325
Suzanne Hammett	24,014	15,897	29,638
S. Carl Soderstrom, Jr.	24,014	15,897	18,975
Christopher R. Skomorowski[4]	—	—	—

(3)	While serving as a Director-Elect during the first four months of 2006, William D. Gurley received $2,000 per month in cash as a retainer, in consideration of his time spent on Company matters.
(4)

During the fiscal year ended December 31, 2006, Mr. Skomorowski served as a Lydall Director from January 1, 2006 to April 26, 2006. Mr. Skomorowski did not earn or receive any Director compensation during 2006. The figure listed in the All Other Compensation column above is comprised of the amounts Mr. Skomorowski received in 2006 as a result of his Employment Agreement upon his separation of employment from the Company in 2005 as follows: Executive Life Insurance Premium ($15,484), tax gross-up on executive life insurance premium ($14,094); outplacement services ($18,500); tax gross-up on outplacement services ($16,839); and monthly car allowance ($6,000).

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Meeting Fees

During 2006, all non-employee Directors (“outside Directors”) were paid $1,000 for each meeting of the Board of Directors attended, as well as $1,000 for any Committee meetings attended. Beginning in 2007, meeting fees increased to $1,500 for each meeting attended in person of the Board of Directors and of any Committee. Telephonic participation fees will remain at $1,000 per meeting.

Stock Options

Under the 2003 Plan, outside Directors first being elected to the Board receive an automatic grant of nonqualified stock options covering the lesser of (i) 9,000 shares of Common Stock or (ii) a number of shares of Common Stock having an aggregate fair market value on the date of grant equal to $100,000. Upon being first elected to the Board, Mr. William D. Gurley received an automatic grant of nonqualified stock options on April 27, 2006. In addition, on each Annual Meeting date, there will be an automatic grant of nonqualified stock options to each outside Director covering the lesser of (i) 3,000 shares of Common Stock or (ii) a number of shares of Common Stock having an aggregate fair market value on the date of grant equal to $33,333. Therefore, in accordance with the 2003 Plan, each outside Director elected at the last Annual Meeting received an automatic grant of nonqualified stock options covering 3,000 shares of Common Stock on April 27, 2006.

Retainers

Each outside Director receives a $24,000 retainer paid in unrestricted shares of Common Stock, payable 50 percent on June 30 and 50 percent on December 31 of each year. While serving as a Director-Elect during the first four months of 2006, William D. Gurley received $2,000 per month in cash as a retainer, in consideration of his time spent on Company matters.

In 2006, Audit Review Committee members received an annual cash retainer of $6,000 and the Chairperson received an additional $6,000. This reflected the added responsibilities of this Committee in complying with the Sarbanes-Oxley Act of 2002 and NYSE rules. The Audit Review Committee retainers are paid 50 percent on June 30 and 50 percent on December 31 of each year. Beginning in 2007, the Chairs of the Compensation and Corporate Governance Committees will receive a cash retainer of $5,000 paid 50 percent on June 30 and 50 percent on December 31 of each year. An annual cash retainer is paid to the Chairman of the Board in the amount of $75,000, payable monthly in arrears.

Former Deferred Compensation Plan

From 1991 through 1996, the Company maintained a Deferred Compensation Plan for outside Directors and the Chairman of the Board (the “Deferred Compensation Plan”). The Deferred Compensation Plan was discontinued in 1996, and no further benefits will accrue thereunder. All benefits are fully vested. All Directors who participated in this plan except two have received a lump-sum cash payment upon the later of the date they ceased to serve as a Director or their attaining 62 years of age. For the remaining two, Director W. Leslie Duffy and former Director, Paul S. Buddenhagen, the total amount of the payment to be made as set forth above will be equal to $30,000 and $42,000, respectively. Under the 2003 Plan, there is an automatic grant each year on the date of the Annual Meeting of a nonqualified stock option covering 325 shares of Common Stock to each outside Director of the Company in lieu of any further accruals under the Deferred Compensation Plan.

Inside Director

Mr. Freeman, as the only Employee Director, does not receive any compensation for his Board activities. His compensation as an executive is disclosed in the Summary Compensation Table below.

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CORPORATE GOVERNANCE

Pursuant to the Delaware General Corporation Law and the Company’s Bylaws, the Company’s business, property and affairs are managed by or under the direction of the Board of Directors. Members of the Board are kept informed of the Company’s business through regular discussions with the President and Chief Executive Officer and other officers, by reviewing materials provided to them, and by participating in meetings of the Board and its committees. Lydall currently has eight members of the Board and is nominating eight for election as Directors.

Committees

The Board has three standing committees to facilitate and assist the Board in executing its responsibilities. The Committees are the Audit Review Committee, the Compensation Committee and the Corporate Governance Committee. In accordance with NYSE listing standards, each Committee is comprised solely of non-employee, independent Directors. The Board has adopted a charter for each of the three standing committees and corporate governance guidelines that address the makeup and functioning of the Board. The Board has also adopted a code of conduct that applies to all employees, officers and Directors. On December 7, 2006, the Board adopted revised Corporate Governance Guidelines, a copy of which is attached as Appendix A, to include a majority vote provision for the election of Directors. Links to these materials can be found on Lydall’s website at www.lydall.com. All materials available at www.lydall.com are also available to stockholders in print without charge, upon written request to Lydall, Inc., One Colonial Road, P.O. Box 151, Manchester, CT 06045-0151, Attention: Vice President, General Counsel and Corporate Secretary.

The table below shows current membership for each of the standing Board committees:

Audit Review Committee	Compensation Committee	Corporate Governance Committee
Kathleen Burdett*	Lee A. Asseo*	Lee A. Asseo
Matthew T. Farrell	Matthew T. Farrell	W. Leslie Duffy
Suzanne Hammett	William D. Gurley	William D. Gurley
S. Carl Soderstrom, Jr.	Suzanne Hammett	S. Carl Soderstrom, Jr.*

*	Committee Chairperson

•

The Audit Review Committee focuses its efforts on the following three areas: (i) the adequacy of the Company’s internal controls (including compliance with the requirements of Section 404 of the Sarbanes-Oxley Act of 2002), the financial reporting process, and the integrity of the Company’s financial statements and earnings releases; (ii) the performance of the Company’s internal audit function and the qualifications, independence and performance of the Company’s independent auditors; and (iii) the Company’s compliance with legal and regulatory requirements.

The Committee meets periodically with management to consider the adequacy of the Company’s internal controls and its financial reporting process. It also discusses these matters with the Company’s internal auditors, independent auditors, and appropriate Company financial personnel. The Committee reviews the Company’s financial statements and discusses them with management and the independent auditors before those financial statements are filed with the SEC. The Committee meets regularly in private session with the independent auditors, has the sole authority to retain and dismiss the independent auditors, and periodically reviews their performance and independence from management. The independent auditors have unrestricted access to, and report directly to, the Committee.

Audit Committee Financial Expert.    The Board has determined that each member of the Committee is “financially literate” within the meaning of the NYSE listing standards, is an “audit committee financial expert” as that term is defined in Item 407(d)(5)(ii) of Regulation S-K, and is “independent” for purposes of NYSE listing standards and Section 10A(m)(3) of the Securities Exchange Act of 1934 (the “Exchange Act”).

•

The Compensation Committee oversees matters relating to the compensation of the President and Chief Executive Officer, executive officers of the Company and Directors. Its responsibilities include: (i) approving contracts with executive officers; and (ii) approving the granting of restricted stock awards, stock options and stock awards to key employees pursuant to the Company’s equity and compensation plans. These duties may be delegated to a subcommittee or the Chairman as appropriate; see “Compensation Discussion and Analysis” below.

•

The Corporate Governance Committee, which also functions as a nominating committee: (i) considers stockholder-proposed nominees for Director (see “Stockholder Proposals and Nominations and Nominations for Director for the 2008 Annual Meeting of Stockholders” above); (ii) reviews the composition of the Board to determine qualifications and

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expertise needed; (iii) identifies and selects prospective nominees for Director; (iv) periodically reviews the Company’s corporate governance guidelines; (v) periodically reviews the performance of the Board and its members and makes recommendations to the Board concerning the number, function and composition of the Board’s committees; and (vi) makes recommendations to the Board from time-to-time as to matters of corporate governance.

Independence Determination

The Board has made its annual determination, concluding that all of the non-employee Directors, including all of those who serve on the above described committees, are “independent” for purposes of Section 303A of the Listed Company Manual of the NYSE, and that the members of the Audit Review Committee are also “independent” for purposes of Section 10A(m)(3) of the Exchange Act. The Board has adopted categorical independence standards which are set forth in the Company’s Corporate Governance Guidelines (see Appendix A or www.lydall.com). The Board has determined that each non-employee Director meets those categorical standards. The Board based these determinations primarily on a review of the responses of the Directors and executive officers to questions regarding employment and compensation history, affiliations, family and other relationships, together with an examination of those companies with whom the Company transacts business.

Related Party Transactions

The Board is committed to upholding the highest legal and ethical conduct in fulfilling its responsibilities and recognizes that related party transactions can present a heightened risk of potential or actual conflicts of interest. Accordingly, as a general matter, it is Lydall’s preference to avoid related party transactions.

The Company has a policy in place for review and prior approval of all related party transactions by the Corporate Controller’s Department. In addition, annually, the Corporate Secretary obtains responses of the Directors and executive officers to questions regarding the employment of family and other relationships. Lydall then compiles a list of those companies reported and compares it against the record of companies with whom the Company transacts business, noting the dollar volume of transactions with such companies, if any. The Company then provides a report to the members of the Audit Review Committee, who review the information in conjunction with SEC rules to determine if any transaction requires disclosure.

Based on its review, the Board has determined that the Company did not engage in any related party transactions requiring disclosure during fiscal year 2006.

Board Attendance

During fiscal year 2006, the Board held nine meetings and acted by unanimous written consent on two occasions. The Audit Review Committee held ten meetings, the Compensation Committee held 11 meetings and acted by unanimous written consent on one occasion, and the Corporate Governance Committee held four meetings. None of the Directors attended fewer than 87 percent of the total number of meetings of the Board of Directors and the Board committees of which he or she was a member during fiscal year 2006. It is the Board’s practice to meet in executive session without members of management present at every Board meeting held in person. These sessions are presided over by the Chairman.

A Board meeting is scheduled in conjunction with the Company’s Annual Meeting of Stockholders, and according to the Corporate Governance Guidelines, all of the Director nominees are expected to attend the Annual Meeting of Stockholders. All nominees attended last year’s Annual Meeting of Stockholders.

Board Nominations

The Board believes that it should be comprised of Directors with varied, complementary backgrounds, and that Directors should, at a minimum, have expertise that may be useful to the Company. Directors should also possess the highest ethical standing and proven integrity and should be willing and able to devote the required amount of time to the Company’s business. When considering candidates for Director, the Corporate Governance Committee takes into account a number of factors, including the following criteria approved by the Board: (i) whether the candidate is independent under the NYSE independence requirements, the rules and regulations under the Exchange Act, and the independence standards adopted by the Board; (ii) whether the candidate has skills and expertise needed by the Board; (iii) whether the candidate has demonstrated ability and sound judgment; (iv) what the candidate’s prior experience as a corporate director with public and/or manufacturing companies is; (v) what the candidate’s existing time commitments and obligations are; (vi) whether the number of boards of publicly-traded companies on which the candidate serves exceeds four in addition to the board of the company by which he or she is employed; (vii) what the candidate’s relevant financial expertise is, if the candidate would serve on the Audit Review Committee; and (viii) the size and composition of the existing Board.

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The Committee will consider candidates for Director suggested by stockholders, applying the criteria for candidates described above and considering the additional information referred to below. Stockholders wishing to suggest a candidate for Director should write to Lydall’s Corporate Secretary at the address set forth below and include:

•	A statement that the writer is a stockholder and is proposing a candidate for consideration by the Committee;

•	The name and contact information of the candidate;

•	A statement of the candidate’s business and educational experience;

•	Information regarding each of the factors listed above, other than the factor regarding Board size and composition, sufficient to enable the Committee to evaluate the candidate;

•	A statement detailing any relationship between the candidate and any customer, supplier or competitor of the Company;

•	Detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

•	A statement that the candidate is willing to be considered and willing to serve as a Director if nominated and elected.

Before nominating a current Director for reelection at an Annual Meeting, the Committee considers the Director’s performance on the Board and whether the Director’s reelection would be consistent with the Company’s Corporate Governance Guidelines.

When seeking candidates for Director, the Committee may solicit suggestions from incumbent Directors, management or others. In some cases, the Committee has employed a search firm to identify appropriate candidates and perform screening interviews and reference checks for candidates. After conducting an initial evaluation of a candidate, the Committee will interview that candidate if it believes the candidate might be suitable to be a Director. The Committee may also ask the candidate to meet with management. If the Committee believes a candidate would be a valuable addition to the Board, it will discuss that candidate’s selection with the Board.

Under the Company’s Bylaws, nominations for Director may be made only by or at the direction of the Board of Directors, or by a stockholder of record who delivers written notice, along with the additional information and materials required by the Bylaws, to the Company’s Corporate Secretary. This notice must be delivered not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year’s Annual Meeting. For the Company’s Annual Meeting in the year 2008, this notice must be received on or after January 26, 2008, and on or before February 26, 2008. Stockholders may obtain a copy of the full text of the Bylaw provision by writing to Company at its principal executive offices located at One Colonial Road, P.O. Box 151, Manchester, CT 06045-0151, Attention: Vice President, General Counsel and Corporate Secretary.

Majority Vote

During 2006, the Board of Directors amended its Corporate Governance Guidelines to provide for the circumstance where a Director receives fewer than a majority of votes cast at the meeting in favor of his or her reelection to the Board. In accordance with the revised Corporate Governance Guidelines (Appendix A), if a nominee for Director who is an incumbent Director does not receive the vote of at least the majority of the votes cast at any meeting for the election of Directors at which a quorum is present and no successor has been elected at such meeting, the Director will tender his or her resignation. The Corporate Governance Committee will make a recommendation to the Board of Directors as to whether to accept or reject the tendered resignation, or whether other action should be taken. The unaffected Directors will act on the tendered resignation, taking into account the Corporate Governance Committee’s recommendation, and publicly disclose (by press release, a filing with the SEC or other broadly disseminated means of communication) its decision regarding the tendered resignation and the rationale behind the decision within 90 days from the date of the certification of the election results. The Corporate Governance Committee in making its recommendation, and the Board of Directors in making its decision, may each consider any factors or other information that it considers appropriate and relevant. If such incumbent Director’s resignation is not accepted by the Board of Directors, such Director will continue to serve until the next Annual Meeting and until his or her successor is duly elected, or his or her earlier resignation or removal.

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SECURITIES OWNERSHIP OF DIRECTORS, CERTAIN

OFFICERS AND 5 PERCENT BENEFICIAL OWNERS

The following table lists, to the Company’s knowledge, the ownership of Common Stock and the nature of such ownership for: (a) each nominee for Director; (b) each officer named in the Summary Compensation Table who is not reported under (a); (c) a former Director; (d) all current executive officers and Directors of Lydall as a group; and (e) each person who beneficially owns in excess of 5 percent of the outstanding shares of Common Stock. Unless otherwise noted, each holder has sole voting and dispositive power with respect to the shares listed. Except as otherwise indicated, all information is given as of February 1, 2007.

	Award and Nature of Beneficial Ownership					Percent of Class(2)
Name	Direct		Indirect	Exercisable(1)	Total
(a)
Lee A. Asseo	51,276		1,000	2,575	54,851	*

Kathleen Burdett	9,820		—	9,325	19,145	*

W. Leslie Duffy	21,926		—	22,463	44,389	*

Matthew T. Farrell	8,698		—	9,325	18,023	*

David Freeman	126,882		—	31,557	158,439	1.0%

William D. Gurley	2,413		—	—	2,413	*

Suzanne Hammett	12,965		—	21,488	34,453	*

S. Carl Soderstrom, Jr.	9,820		—	9,325	19,145	*

(b)
Randall L. Byrd	5,435		—	3,750	9,185	*

Bertrand Ploquin	6,000		—	32,500	38,500	*

Thomas P. Smith	8,034		—	60,000	68,034	*

John F. Tattersall	7,738		—	47,250	54,988	*

(c)
Christopher R. Skomorowski(3) (d)	—		—	—	—	—
Current Directors and Executive Officers as a Group (20 persons)	337,748		1,000	438,683	777,431	4.8%

(e)
Dimensional Fund Advisors LP 1299 Ocean Avenue, 11th floor Santa Monica, CA 90401	1,378,971	(4)			1,378,971	8.5%
T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202	1,338,200	(5)			1,338,200	8.2%
Royce & Associates, LLC 1414 Avenue of the Americas New York, NY 10019	1,015,900	(6)			1,015,900	6.3%
Reich & Tang Asset Management, LLC 600 Fifth Avenue New York, NY 10020	974,000	(7)			974,000	6.0%
AXA Assurances I.A.R.D. Mutuelle Vie Mutuelle 26, rue Drouot 75009 Paris, France	831,030	(8)			831,030	5.1%
(1)	Exercisable under the Company’s stock incentive compensation plans.
(2)	* Indicates that the Director/Officer beneficially owns less than one percent of the outstanding shares of Common Stock.
(3)

Mr. Skomorowski served as a Director from January 1, 2006 through April 27, 2006. A questionnaire was sent to but not returned by Mr. Skomorowski. The amounts shown in the table, therefore, reflect the record share ownership of Mr. Skomorowski and other information that is contained in the Company’s files.

(4)	As of December 31, 2006 based on information reported in Schedule 13G filed with the Securities and Exchange Commission on February 1, 2007.
(5)	As of December 31, 2006 based on information reported in Schedule 13G filed with the Securities and Exchange Commission on February 14, 2007.
(6)	As of December 31, 2006 based on information reported in Schedule 13G filed with the Securities and Exchange Commission on January 23, 2007
(7)	As of December 31, 2006 based on information reported in Schedule 13G filed with the Securities and Exchange Commission on February 14, 2007
(8)	As of December 31, 2006 based on information reported in Schedule 13G filed with the Securities and Exchange Commission on February 14, 2007.

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Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act, as amended, requires the Company’s executive officers, Directors, persons who own more than 10 percent of a registered class of the Company’s equity securities and certain entities associated with the foregoing (“Reporting Persons”) to file reports of ownership and changes in ownership on Forms 3, 4 and 5 (“Beneficial Ownership Reports”) with the SEC. These Reporting Persons are required by SEC regulation to furnish the Company with copies of all Forms 3, 4 and 5, and amendments thereto, that they file with the SEC. Based solely on its review of the copies of such forms it has received, the Company believes that, with respect to the fiscal year ended December 31, 2006, all of the Reporting Persons complied with all applicable filing requirements, with the exception of two late Form 3 filings for newly elected Director, William D. Gurley, and newly appointed Corporate Controller, James V. Laughlan, which were required to be filed after Mr. Gurley’s election to the Board and Mr. Laughlan’s appointment as a Section 16 Officer.

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AMENDMENT OF THE 2003 STOCK INCENTIVE COMPENSATION PLAN

In 2003, the stockholders approved the current Lydall 2003 Stock Incentive Compensation Plan (“the Plan”) with a total of 1,500,000 shares reserved for issuance (of which remain 495,952). Of those shares, a maximum of 300,000 shares currently are permitted to be issued in connection with restricted stock awards, performance shares and stock awards. As of December 31, 2006, 282,886 shares have been granted as restricted stock awards, performance shares and stock awards combined, leaving only 17,114 shares remaining under the limitation.

Historically, the Compensation Committee of the Board of Directors of the Company (“the Committee”) has awarded stock option awards versus restricted stock awards because of the favorable accounting and tax treatments. Beginning in 2006, the accounting treatment for stock options changed as a result of the Company’s adoption of Statement of Financial Accounting Standards No. 123(R) “Share Based Payment”, making the accounting treatment of stock options less favorable. The Committee believes that restricted stock awards are in some ways more efficient than stock options because fewer shares are needed in order to provide comparable incentive and retentive value. The Committee also believes that time-based restricted stock awards provide a more predictable value to its senior executives while motivating long-term service with the Company. As a result, the Committee has shifted its preference to granting a mix of stock options and restricted stock awards. However, there are not enough restricted shares available currently due to the limitation placed on such awards.

In light of the foregoing, the stockholders are being asked to approve an amendment to the Plan that would increase the maximum number of shares of Common Stock that may be issued in connection with restricted stock awards, performance shares and stock awards by an additional 300,000 shares to 600,000 shares. No new shares are being sought at this time for the Plan. Additionally, minor language modifications were made to the prohibition against repricing and limitation on transferability to strengthen them. The Board of Directors has already approved the proposed amendment, subject to the receipt of stockholder approval at the Annual Meeting. A copy of the Lydall 2003 Stock Incentive Plan, as proposed to be amended and restated in its entirety is set forth as Appendix B to this proxy statement.

Board Recommendation; Required Vote

The Board of Directors believes that the amendment of the Plan is in the best interests of the Company and its stockholders and recommends that stockholders vote for this proposal. It is the intention of the proxy committee to vote all shares for which valid proxies are received “FOR” the proposal, unless instructed to the contrary. This proposal is expressly subject to stockholder approval and will not take effect unless it is approved by the affirmative vote of a majority of the votes cast by the holders of shares of Common Stock who are present in person or represented by proxy at the Annual Meeting and are entitled to vote on the proposal; provided that the total number of votes cast represents over 50 percent in interest of all securities entitled to vote on the proposal (as required by the rules of the NYSE).

Summary of the Plan

The following summarizes the material features of the Plan. The following discussion is qualified in its entirety by the reference to the full text of the Plan set forth in Appendix B.

General.    The purpose of the Plan is to further the growth and prosperity of the Company and its subsidiaries through the grant of incentive awards to those officers, employees, Directors and consultants whose past, present and potential contributions to the Company and/or its subsidiaries are or will be important to the success of the Company. The Plan provides for the grant of the following types of incentive awards: (i) nonqualified stock options; (ii) incentive stock options; (iii) restricted stock awards; (iv) performance shares; and (v) stock awards to Outside Directors (as defined in the Plan) in lieu of other forms of director compensation. The Plan also: (i) includes an express prohibition against loans by the Company to any participant for the purpose of obtaining any benefits under the Plan; (ii) includes a separate limitation of shares as a maximum number of all restricted stock awards, performance shares and stock awards that may be granted under the Plan (which is the subject of this proposed amendment); and (iii) prohibits re-pricing of options. It does not include any provisions for the grant or award of deferred stock awards, stock appreciation rights or stock reload options.

Shares Available for Issuance under the Plan.    At the initiation of the Plan, the Company reserved 1,500,000 shares of Common Stock for issuance under the Plan, and this aggregate share limitation will not be affected by the proposed amendment and restatement of the Plan. The Plan currently provides that the maximum number of shares of Common Stock that may be issued to all recipients pursuant to all restricted stock, performance shares and stock awards is 300,000 shares. The proposed amendment and restatement of the Plan would increase the number of existing Plan shares allowed under this restriction by 300,000 shares, so that, as amended and restated, the Plan would permit the issuance of up to 600,000 shares of Common Stock pursuant to these types of awards.

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The maximum number of shares that may be awarded pursuant to stock options to any one individual in any one calendar year is 250,000 shares. The maximum number of performance shares that may be awarded to any one individual in any one calendar year is 250,000 shares. The number of shares that can be issued and the number of shares subject to outstanding options will be adjusted in the event of a stock split, stock dividend, recapitalization or other similar event affecting the number of shares of outstanding Common Stock. If shares subject to an option are not issued before the expiration or termination of such option, or if shares subject to a restricted stock award are forfeited, those shares would become available for inclusion in future grants or awards.

Administration.    The Plan is administered by the Compensation Committee of the Board of Directors or such other committee of the Board of Directors that the Board of Directors may designate (the “Committee”). All of the members of the Committee will be “non-employee directors,” as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended; “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”); and “independent” as defined under NYSE rules. Among the powers granted to the Committee are the authority to interpret the Plan, establish rules and regulations for its operation, select the officers, Directors, consultants and employees of the Company and its subsidiaries to receive incentive awards and determine the type of incentive awards to be granted, the number of shares subject to each incentive award and the form, amount and other terms and conditions of an incentive award.

Eligibility.    All officers, Directors, employees and consultants of the Company and any of its 50 percent or more owned subsidiaries are eligible to be selected to receive incentive awards under the Plan. The selection of award recipients is within the discretion of the Committee. Outside Directors and consultants of the Company may not be selected to receive incentive stock options. Incentive stock options may only be granted to employees of the Company or its 50 percent or more owned subsidiaries.

Incentive Awards.    Set forth below is a brief description of each type of award that can be granted under the Plan.

Stock Options.    The Plan authorizes the Committee to grant options to purchase shares of Common Stock. The Committee determines the number of shares of Common Stock that may be purchased by the recipient over the term of the option, the times at which portions of those shares may be purchased, and whether the option is intended to be an incentive stock option or a nonqualified stock option. Any stock option that is granted as an incentive stock option is intended to satisfy the applicable requirements of Section 422 of the Code. The exercise price of all stock options must be at least 100 percent of the fair market value of the Common Stock on the date of grant.

Stock options will become vested in four equal annual installments commencing as of the first anniversary of the date of grant, and generally will expire after ten years from the date of grant, or at such time or times and subject to the terms and conditions to be determined by the Committee. Options may be exercised by giving written notice to the Company specifying the number of shares of Common Stock the participant has elected to purchase and the date on which the participant wishes to exercise the option. The notice must be sent with payment of the full purchase price plus taxes, if applicable, in cash or in unrestricted shares of the Company’s Common Stock that have been held by the participant for at least six months or in another form of payment approved by the Committee. The participant may elect to engage in a cashless exercise through a registered broker/dealer if desired.

Restricted Stock Awards.    The Plan also authorizes the Committee to grant awards of restricted stock. Awards of restricted stock consist of shares of Common Stock that are subject to restrictions on transfer and may be forfeited under circumstances deemed appropriate by the Committee. The restriction period in each case may not be less than three years from the date of grant of the award, unless otherwise determined by the Committee at or after the date of grant.

Performance Shares.    The Plan also authorizes awards of restricted stock that vest upon the satisfaction of pre-defined corporate performance criteria identified by the Committee and set forth in the award agreement. The performance criteria may consist of specified levels of performance based on the following business criteria (or other criteria established by the Committee): net income; earnings per share; operating income; operating cash flow; earnings before income taxes and depreciation; earnings before interest, taxes, depreciation and amortization; increases in operating margins; reductions in operating expenses; earnings on sales growth; total stockholder return; return on equity; return on total capital; return on invested capital; return on assets; economic value added; cost reductions and savings; increase in surplus; productivity improvements; and the executive’s attainment of personal objectives with respect to any of the foregoing criteria or other criteria that the Committee deems appropriate, such as growth and profitability, customer satisfaction, quality, safety, business development, negotiating transactions, or developing long-term business goals.

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Awards to Outside Directors.

Retainer.    On June 30 and December 31 of each year during the term of the Plan, each person then serving as an Outside Director will be granted a stock award equal in value to 50 percent of the annual cash retainer otherwise payable to Outside Directors. Outside Directors will receive this award in lieu of any cash payment of the annual retainer. The amount of the annual retainer is determined by the Board of Directors from time to time and is currently $24,000.

New Director Awards.    For new Directors, there is an automatic grant of nonqualified stock options covering the lesser of: (i) 9,000 shares of Common Stock or (ii) a number of shares of Common Stock having an aggregate fair market value on the date of grant equal to $100,000.

Annual Awards.    The Plan provides for the automatic grant to each Outside Director, on the date of each annual meeting of stockholders, of a nonqualified stock option to purchase the lesser of: (i) 3,000 shares of Common Stock or (ii) a number of shares of Common Stock having an aggregate fair market value on the date of grant equal to $33,333. In addition, each year during the term of the Plan, each Outside Director will receive a nonqualified stock option covering 325 shares of Common Stock in lieu of any cash-based retirement benefits attributable to his or her service on the Board.

Other Terms of Incentive Awards.    Generally, an incentive award may not be sold, assigned, or otherwise transferred, except by will or the laws of descent and distribution. Upon the grant of any incentive award, the Committee may, in its discretion, establish such other terms, conditions, restrictions and/or limitations governing the grant of such incentive award that are not inconsistent with the Plan.

Termination of Employment.    Unless otherwise determined by the Committee and set forth in the agreement evidencing an incentive award, all stock options granted to persons who are employees of the Company will automatically terminate upon the termination of the participant’s employment; except that, in the event of the death or disability of the participant, the portion of any such stock option that has vested as of the date of death or termination of employment due to disability may thereafter be exercised by the participant or the legal representatives of the participant for a period of one year (or such other period as the Committee may specify at the time of grant) from the date of such death or termination of employment due to disability or until the expiration of the stated term of the stock option, whichever period is shorter. If a participant’s employment is terminated by the Company without cause or due to normal retirement, then the portion of the stock option that has vested on the date of termination of employment may be exercised for the lesser of three months (or, in the case of a nonqualified stock option, one year) after termination of employment or until the expiration of the stated term of the stock option, whichever period is shorter.

If a participant’s employment with the Company is terminated for any reason whatsoever, and subsequent thereto, such participant accepts employment with a competitor of, or otherwise engages in competition with, the Company in violation of any agreement between the participant and the Company, or otherwise engages in specified conduct detrimental to the Company, the Committee may require the participant to return to the Company the economic value received by the participant within the six months preceding termination of employment under any award granted under the Plan.

Prohibition on Loans.    The Company may not, directly or indirectly, extend any credit, or arrange for the extension of any credit, in the form of a personal loan to any participant for the purpose of obtaining the benefit of any award under the Plan.

Prohibition Against Repricing.    The Plan expressly provides that the exercise price of an outstanding stock option under the Plan may not be decreased after the date of grant, nor may it be surrendered to the Company as consideration for the grant of a new stock option with a lower exercise price, cash or any other equity award.

Amendment or Termination.    The Plan generally provides that it may be amended, altered, suspended or discontinued by action of the Board of Directors. However, no amendment or alteration that would impair the rights of a participant under any agreement evidencing an outstanding award may be made without the participant’s consent. In addition, no amendment or alteration that would: (i) repeal the prohibition against repricing; (ii) increase the overall number of shares reserved and available for issuance under the Plan; (iii) increase the limitations specifying the maximum number of awards that may be granted; or (iv) decrease the minimum exercise price of stock options, may be made without stockholder approval. The Plan will remain in effect, unless earlier terminated, for ten years from the effective date of the Plan; provided that the Plan shall continue to govern all outstanding awards until their respective terminations.

Change in Control Provisions.    Upon the occurrence of a “Change in Control,” as defined under the Plan, all stock options and other awards outstanding under the Plan will immediately and entirely vest, and the holders of such awards will have the immediate right to exercise such options and receive all shares of Common Stock subject to other awards. Under the Plan, a Change in Control occurs if: (i) the Company consummates a merger, consolidation or reorganization with or into any other

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person; a sale, lease, exchange or other transfer of substantially all of its assets to any other person; or any person becomes the beneficial owner, directly or indirectly, of securities of the Company representing 50 percent or more of the combined voting power of the Company’s then outstanding securities; (ii) the stockholders approve a dissolution of the Company; or (iii) a majority of the Board of Directors is replaced in any 12-month period without the approval of a majority of the persons who were either serving as Directors at the beginning of the 12-month period or whose election as Directors was approved by such persons.

Federal Tax Treatment.    Under current federal tax law, the following are the significant federal tax consequences generally arising with respect to incentive awards granted under the Plan. The rules governing incentive awards under the Plan are complex. Therefore, the description of the significant federal income tax consequences set forth below is necessarily general in nature and does not purport to be complete. Statutory provisions governing the incentive awards granted under the Plan, and the interpretations of statutory provisions, are subject to change, and applications of the provisions may vary in individual circumstances. Finally, the tax consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

A participant who is granted an incentive stock option does not realize any taxable income at the time of the grant or at the time of exercise. Similarly, the Company is not entitled to any deduction at the time of grant or at the time of exercise. If the participant does not dispose of the stock for at least two years from the date on which the option was granted and holds the shares for at least one year after exercise, any gain or loss realized on a subsequent disposition of the shares will be treated as a long-term capital gain or loss. Under such circumstances, the Company will not be entitled to any deduction for federal income tax purposes.

Although neither the grant nor exercise of an incentive stock option results in taxable income, the exercise of the incentive stock option may result in the imposition of the alternative minimum tax. An optionee generally must include in alternative minimum taxable income, in the first tax year in which the optionee’s rights to the stock are freely transferable or are not subject to a substantial risk of forfeiture, the amount by which the stock’s fair market value exceeds the option price. The same approach must be used to determine the stock’s basis for minimum tax computations.

The grant of a nonqualified stock option does not result in taxable income at the time of grant, but the exercise of a nonqualified stock option does result in ordinary taxable income at the time of exercise equal to the excess of the fair market value of shares on the date of exercise over the exercise price of the shares. The Company is entitled to a corresponding deduction for compensation expense in the same amount.

A participant who has been granted an incentive award consisting of restricted shares of Common Stock will not realize taxable income at the time of grant, and the Company will not be entitled to a deduction at the time of grant, assuming the restrictions constitute a substantial risk of forfeiture and restrict the transferability of the stock for federal income tax purposes. When such restrictions lapse, the participant will receive taxable income in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for the shares. The Company will be entitled to a corresponding deduction.

The award of unrestricted shares of Common Stock to an Outside Director will produce immediate tax consequences for both the Outside Director and the Company. The Outside Director will be treated as having received taxable compensation in an amount equal to the then fair market value of the Common Stock distributed to him or her. The Company will receive a corresponding deduction for the same amount.

New Plan Benefits.    All grants under the Plan, other than automatic grants to Outside Directors, will be made at the discretion of the Committee and, accordingly, are not yet determinable. The value of any benefits awarded under the Plan will depend on a number of factors, including the fair market value of the Common Stock on future dates and the exercise decisions made by the recipients of incentive awards. As a result, it is not possible to determine the benefits or amounts that might be received by participants receiving awards under the Plan.

Other Information.    The closing price of the Company’s Common Stock reported on the New York Stock Exchange for February 28, 2007 was $14.19 per share.

Vote Required for Approval

Approval of the amendment and restatement of the Plan will require the affirmative vote of a majority of the votes cast by the holders of shares of Common Stock who are present in person or represented by proxy at the Annual Meeting and are entitled to vote on the proposal, provided that the total number of votes cast represents over 50 percent in interest of all securities entitled to vote on the proposal.

The Board of Directors recommends that stockholders vote FOR approval of the Proposal to amend the Plan.

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COMPENSATION DISCUSSION AND ANALYSIS

I. Philosophy

The Compensation Committee (“Committee”) believes in aligning the interests of management with those of Lydall’s stockholders by basing executive compensation goals and targets on financial performance. In addition, the Committee believes that a well-developed and talented management team is essential to accomplishing the strategic growth objectives of the Company. The Committee considers competitive salaries and incentive opportunities, both in the short term (annual bonus) and in the long term (equity awards), key to attracting managers of this caliber.

The Committee balances the need to attract and motivate top talent by providing competitive compensation programs with the Company’s need to control spending responsibly. Annual bonuses are based on the most important financial objectives of the Company — earnings per share for the Company and operating income at the operation level. In addition, individual milestones that reflect the employee’s development and performance are part of the bonus equation for all executives. This reflects the Committee’s philosophy to place a significant portion of executive compensation at risk and to tie it both to individual and Company performance.

Annual incentive compensation is structured to be performance-based and variable. The majority of an executive’s incentive compensation is based on the elements of Lydall’s performance that he or she can influence. The Committee believes that as an executive’s responsibilities increase and thus his or her potential for impacting the Company’s results rises, a greater proportion of total compensation should be variable and at risk. Although the Committee believes in using a variety of comparative tools and outside resources to gain perspective and context for executive compensation, it does not believe that industry standards should be the sole driver of compensation decisions. The Committee also takes into consideration an individual’s experience, qualifications, performance, and contribution. The Committee seeks to balance fairness to the executive with fairness to the Company and its stockholders.

The Committee applies its philosophy to the review and approval of the Company’s goals and objectives regarding compensation as well as to the scope of the Company’s management development programs.

II. Policy

It is the policy of the Committee to compensate Lydall executives at a fair and competitive level; to tie a significant portion of total cash compensation to the financial performance of the Company; and to motivate decisions and performance in line with the best long-term interests of the stockholders. Thus, a portion of total executive compensation is tied directly to the financial performance of the Company and long-term stockholder value.

It is the policy of the Committee to grant stock incentive compensation awards in accordance with Lydall’s Stock Incentive Compensation Plan, the Committee’s charter, and applicable federal and state laws and regulations. The Committee has charged the Vice President, General Counsel and Secretary of Lydall, Inc. with legal and regulatory compliance and receives periodic updates on the Company’s compliance procedures and practices. The Vice President, General Counsel and Secretary is also responsible for ensuring the compliance of Company’s insiders with Section 16 of the Exchange Act.

III. Objectives

The primary objective of the Committee is to maximize stockholder value over the long term by approving a competitive and reasonable compensation structure designed to attract and retain top talent. The Committee uses numerous tools and resources to determine the level and makeup of the Company’s compensation programs. The Committee oversees the Company’s compensation plans to ensure that executives are compensated fairly and equitably for their contribution to the overall success of Lydall. The Committee uses the following tools to ensure its compensation plans are fair and equitable.

A. Tally Sheets — The Committee annually reviews five-year compensation histories of the President and Chief Executive Officer, other Named Executive Officers (“NEOs”), as well as corporate officers and operation presidents not included as NEOs. These tally sheets are compiled and updated each year to provide a broad view of each executive’s salary, bonus and equity ownership. The Committee reviews each executive’s overall progress in relation to the Company’s financial performance and the individual’s responsibilities and achievements. The fairness of each individual’s total compensation compared with other executives within the organization is also reviewed.

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B. Company Stock Ownership Analysis — The Committee believes that Lydall’s executives should have a level of stock ownership aligning their interests with the stockholders of the Company. When granting long-term stock incentive awards, the Committee primarily looks at the financial performance of the Company, the long-term direction of the business, and the achievements and responsibilities of individual executives. The Committee also may consider past awards, realized value of past awards, current stock ownership, the market price of Lydall Common Stock, and exercise prices of outstanding options.

C. Internally Developed Peer Group — The Committee regularly reviews the compensation levels and types of incentive compensation offered by peer companies. The construction of Lydall’s peer group is a challenge. Since Lydall competes principally with private companies and divisions of much larger conglomerates, publicly available statistics are difficult to obtain. Thus, Lydall uses a small peer group of companies1 which has been compiled based on similarities to Lydall as follows: constituents of the S & P SmallCap 600 index, of which Lydall is one; companies within that Index’s Industrial sector; and diversified manufacturers of engineered products, serving similar markets or varied markets. The Committee does not rely totally on the information gained from this peer group comparison. It is used as one of several tools described in this section in determining compensation levels for Lydall executives. The Committee views this peer group as a means of evaluating Lydall’s compensation compared with companies of similar makeup facing similar risks and operational and market challenges.

D. Peer Company Analysis and Benchmarking — In addition to its internally constructed peer group, Lydall periodically commissions an outside compensation consultant to conduct a comprehensive Industry Peer Group Study to evaluate the competitiveness of its compensation packages. The Committee believes that conducting such an analysis every three to four years is cost effective and accomplishes its goals of determining fair and reasonable compensation levels and monitoring market changes. The Committee retained Schneiderman Associates to perform the most recent study in 2003. The Committee intends to engage an outside compensation consultant to conduct an updated study in 2007.

Lydall also periodically conducts benchmarking studies using professional compensation analyzing software. Both the externally conducted Industry Peer Group Study and the internally conducted benchmarking studies compare Lydall’s compensation packages with those of manufacturers with revenues similar to Lydall and within similar geographical regions. The compensation of individual executives is compared with that of executives with similar job descriptions within this universe of companies. The comparisons include base and total compensation benchmarks ranging from the 25th to the 75th percentile. The Committee believes that salaries should generally fall near the 50th percentile. However, the overall financial performance of the Company and the experience, achievements, and responsibilities of particular individuals are given greater weight when setting compensation levels.

The Committee also considers information from the process involved in hiring executives regarding competitive compensation packages in similar markets. Overall, Lydall compensation packages are generally within market ranges analyzed.

E. Role of Executive Officers in Setting Compensation — The Committee considers the recommendations of the President and Chief Executive Officer when setting the salaries and bonus levels for the senior management of the Company. The recommendations of the President and Chief Executive Officer are also considered regarding long-term incentive awards.

F. Regular Personal Interaction with Key Executives — The Committee regularly interacts with the management of Lydall. Senior officers periodically attend Board and Committee meetings and Board dinners. Directors interact with other members of management through presentations at Board meetings and visits by the Board to Company operations.

IV. Components of Compensation

A. Base Salary — The Committee considers the following factors in its annual review of executive base salaries.

•	individual and business performance against previously established milestones and business goals;

•	breadth of individual responsibilities;

•	overall contributions by the individual as a member of Lydall’s corporate Operating Committee;

[1]	For 2006, the peer group of companies was Kaydon Corporation, Standex International, CLARCOR, Inc., ESCO Corporation, Tredegar Corporation, Rogers Corporation and Gerber Scientific, Inc.

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•	results of various competitive compensation studies as described above to determine fair and reasonable salary levels for the industry and the position; and

•	adjustments for inflation.

The Committee may also consider a substantial increase for an executive if, based on Peer Company and market studies, his or her base salary is significantly lower than the 50th percentile of comparable positions. A promotion and increased responsibilities may also result in a substantial increase in base salary. The Committee reviews any adjustment or recovery of payments for cause or otherwise on a case-by-case basis.

As a result of its evaluation of David Freeman’s performance in 2005, the Committee recommended an increase in base salary in 2006. Mr. Freeman, however, declined an increase, and his annual base salary remained at $420,000. At the end of 2006, the Committee again evaluated the performance of Mr. Freeman in light of the Company’s financial performance and his individual goals. Mr. Freeman’s 2006 goals included implementing the Company’s operating plan, reinforcing the Lydall Lean Six Sigma program, increasing sales, improving profitability, augmenting Lydall’s management team, and strengthening the Company’s financial position. The Committee also considered relative stockholder return and the current economic and business climates. Finally, the Committee considered Mr. Freeman’s salary history and comparisons with similar positions at companies within Lydall’s Peer Groups. The Committee reviewed its findings with the other outside Directors on the Board for discussion. As a result, Mr. Freeman’s annual base salary was increased by 7.1 percent to $450,000 for 2007. This is the first increase that Mr. Freeman has received since he became President and Chief Executive Officer in July of 2003.

Similar due diligence was applied to the base salaries of the other NEOs taking into consideration individual responsibilities and goals. This review, together with the recommendations of the President and Chief Executive Officer and an inflation factor, resulted in the following increases: Thomas P. Smith, Vice President, Chief Financial Officer and Treasurer, received a 4.3 percent increase to $240,000; Randall L. Byrd, Subsidiary President, received a 4.2 percent increase to $250,000; Bertrand Ploquin, Subsidiary President, received a 3.0 percent increase to €221,500; and John F. Tattersall, Subsidiary President, received a 4.3 percent increase to $240,000.

B. Bonus — On December 7, 2005, the Compensation Committee of the Board approved the adoption of the Company’s 2006 Performance Bonus Program2 (the “Program”) for 2006, under which all domestic salaried employees and certain foreign salaried employees of the Company, including executive officers, are eligible to receive cash bonuses based upon the attainment of specified performance measures. Target bonus opportunities under the Program generally range from 5 percent to 60 percent of base compensation, and target bonus opportunities for executive officers range from 35 percent to 60 percent of base compensation. Actual bonuses paid under the Program may be more or less than the target amounts depending on the extent to which the Company and Program participants meet or exceed the specified performance measures including the achievement of a pre-determined consolidated annual earnings-per-share threshold which must be met in order for any payout to be earned. The Board of Directors sets the consolidated earnings-per-share threshold each year at its regular December meeting.

Employees qualify for 30 percent of their target bonus only when the Company achieves the Lydall consolidated earnings-per-share threshold as established by the Board. In addition, employees may earn an additional bonus if Lydall’s consolidated earnings-per-share threshold is exceeded and their individual business unit exceeds its operating income threshold. The Committee retains the ability to recognize differences between operational performances.

The consolidated earnings-per-share threshold is set taking into consideration prior-year performance. The Board sets the threshold with the following objectives in mind: the threshold should represent a meaningful improvement from prior-year results; it should be challenging yet achievable with effort; and it should be an incentive to the financial growth of Lydall.

Most salaried employees of Lydall, Inc. and its subsidiaries are eligible to participate under the plan. Individual bonus targets range from 5 to 60 percent of an individual’s base salary. The percentage of base salary and, in turn, the potential bonus achievable, varies depending on an individual’s position. Corporate office employees’ bonuses are based on the pre-determined consolidated annual earnings-per-share threshold and the achievement of individual milestones. Business unit employees’ bonuses have three components: consolidated earnings per share, business unit operating income, and individual milestones.

[2]	Cash compensation described in this section is listed in the Non-equity Incentive Plan Compensation column (g) of the Summary Compensation Table below.

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The weight of each of these three components to the whole depends on an employee’s position. Non-management employees for the most part do not have established personal milestones, and their bonuses depend solely on the financial performance of Lydall consolidated and their individual business units. Bonus allocation for the President and Chief Executive Officer and Chief Financial Officer is 75 percent related to the financial performance of Lydall and 25 percent tied to the achievement of individual milestones. Bonus allocation for Subsidiary Presidents is 30 percent related to the consolidated financial performance of Lydall, 45 percent tied to the financial performance of the individual’s business, and 25 percent related to the achievement of personal milestones. Mr. Freeman requested that his target bonus as a percent of his base salary under the Program be reduced from 100 percent to 60 percent for 2006. The Committee agreed to the reduction. Bonus targets, as a percent of base salary, for the other NEOs for 2006 were 40 percent.

In 2006, Lydall’s consolidated earnings-per-share threshold set in 2005 for 2006 was exceeded, and all eligible salaried employees received a cash bonus for the portion of their bonus target percentage as related to that threshold. Bonuses paid to the NEOs are outlined in the Summary Compensation Table as shown below.

C. Equity-Based Long-term Incentive Compensation — The Committee believes that executives and other employees who are in a position to make a substantial contribution to the long-term success of Lydall and to the building of stockholder value should have a significant stake in the Company. Historically, the Committee has favored non-qualified stock option awards versus restricted stock awards because of the favorable accounting and tax treatments. Beginning in 2006, the accounting treatment for stock options changed as a result of the Company’s adoption of Statement of Financial Accounting Standards No. 123(R), making the accounting treatment of stock options less favorable. As a result, the Committee has shifted its preference to granting a mix of stock options and restricted stock awards. Specifically, the Committee concluded that time-based restricted stock awards represent a tangible benefit to its senior executives while motivating long-term service with the Company.

The Committee’s practice is to grant incentive stock awards to approximately the top 80 managers in the organization and to a limited number of other employees for exemplary performance.

Historically, the Committee has generally granted stock options to the top senior executives and to the next level of managers. In 2006, this practice was amended to include restricted stock awards. Fifty-five percent of the total employee grants awarded in 2006 covering 99,900 shares of Lydall Common Stock were in the form of restricted stock awards and 45 percent, or 82,200, were in the form of stock options. The aggregate grant date fair value calculated using the Black-Scholes model was approximately $1.6 million. While Lydall’s 2003 Stock Incentive Compensation Plan allows for performance-based equity awards, none had been awarded under the Plan as of December 31, 2006.

The Committee grants incentive stock awards annually at its regular December meeting. The Company this year amended its policy to require grants to be made only during a non-blackout period. The exercise price is based on the closing market price of Lydall Common Stock on that date. The Committee may also make incentive stock awards to new hires during a non-blackout period under Company policy. The exercise price is based on the closing market price of Lydall Common Stock on the grant date.

During 2006, Lydall undertook a voluntary internal review of the Company’s historical stock option granting practices during the period from January 1, 1995 to the present and reported the results of such review to the Compensation Committee. The review established that no officer, Director or senior executive of the Company intentionally misdated stock option grants to achieve a particular financial or accounting result and that no officer, Director or senior executive of the Company willfully or knowingly engaged in the back-dating or spring-loading of any stock options granted under the Company’s stock incentive compensation plans or had knowledge of others doing so. However, the review did identify a small number of administrative and clerical errors that were diminimis to the current and historical financial statements of the Company. Consequently, the Compensation Committee has concluded that no further action is necessary.

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Restricted stock awards for 29,500 shares of Lydall Common Stock and stock options covering 22,000 shares were granted to the NEOs in 2006 as follows. The aggregate fair value of these awards on the date of grant was $446,945.

Named Executive Officer	Restricted Stock Awards	Stock Options	Grant Date Fair Value
David Freeman	10,000	4,000	$131,660
Thomas P. Smith	3,500	3,000	55,265
Randall L. Byrd	5,000	5,000	83,050
Bertrand Ploquin	6,000	5,000	93,920
John F. Tattersall	5,000	5,000	83,050
Total	29,500	22,000	$446,945

The restricted stock awards and stock options listed above are reflected in columns (i) and (j), respectively, of the Grants of Plan-Based Awards For 2006 Table below.

D. Perquisites — Lydall, in general, does not provide many perquisites to its executives. The President and Chief Executive Officer, other NEOs, and senior executives are eligible to the same extent as all other non-union Lydall employees to participate in the Company’s medical and dental insurance, pension plan, and Company match to the 401(k) and employee stock purchase plans.

Mr. Freeman has no employment or severance contract. He participates in the Executive Life Insurance Plan, which if triggered would provide four times his base salary (current payout of $1.68 million). He also participates in the Executive Disability Plan and receives Company-paid tax preparation services. He receives tax gross-up payments for the life insurance premium and for the cost of the tax preparation services, which are intended to eliminate any adverse tax consequences. Mr. Freeman drives a Company-leased automobile, and has one Company-paid airline club membership. Mr. Smith also participates in the Executive Life Insurance Plan and the Executive Disability Plan, and receives Company-paid tax preparation services. He receives tax gross-up payments for the life insurance premium and for the cost of the tax preparation services which are intended to eliminate any adverse tax consequences. All NEOs drive Company-leased automobiles, are eligible to receive Company-paid tax preparation services, and may have Company-paid airline club memberships. Relocation expenses, which are individually negotiated when they occur, are reimbursed and tax gross-up payments are applied to such reimbursements, which is the case for all relocated employees.

During 2006, Mr. Ploquin received relocation benefits including tax gross-up of $31,784. Mr. Tattersall received $25,983 representing payments by Lydall to lease a condominium for Mr. Tattersall’s use while in Ossipee, New Hampshire. Mr. Tattersall splits his time between managing Lydall’s Green Island, New York operation and its Ossipee, New Hampshire operation. Since Mr. Tattersall’s primary residence is in New York, the Company determined that leasing a residence in New Hampshire was less costly than reimbursing Mr. Tattersall for weekly lodging expenses.

Messrs. Freeman and Smith are the only NEOs currently covered under Executive Life and Disability Insurance programs. The full amount of the annual premiums paid by the Company for the benefit of Messrs. Freeman and Smith are shown in the Summary Compensation Table. If they had died or become disabled on December 31, 2006, the insurers would have paid the following benefits:

	Executive Life Proceeds	Annual Executive Disability Proceeds
David Freeman	$1,680,000	$156,000
Thomas P. Smith	$690,147	$49,560

The attributed costs of the personal benefits described above for the NEOs are included in column (i) of the Summary Compensation Table below; the aggregate cost to Lydall of these perquisites for the NEOs totaled $169,057 in 2006.

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E. Retirement Plans

Pension Plan — Until June 30, 2006, NEOs earned benefits under the Lydall Pension Plan No. 1A, a defined benefit plan, except Mr. Ploquin who is covered under the French regulatory structure. The benefits under the pension plan were frozen as of June 30, 2006, and all active participants were fully vested on that date, regardless of their years of credited service. The normal retirement age is 65, and a reduced early retirement benefit may be elected with ten or more years of service, starting at age 55 with a 50 percent reduction. Service continues to accumulate after June 30, 2006 for early retirement eligibility. Credited service under the pension plan cannot exceed actual years of service with the Company. The annual benefit payable at normal retirement, in a single life annuity, is equal to 2 percent of eligible compensation for all years of service from January 1, 1980 through the last payroll period ending before June 30, 2006 (1.75% of 1980 compensation for all years before 1980). Eligible compensation means annual W-2 earnings, excluding bonuses, before any reductions for pre-tax benefit contributions or premiums, up to IRS annual compensation limits. The normal form of payment is a 50 percent joint & survivor annuity for married participants and a single life annuity for unmarried participants. The joint & survivor payment is reduced actuarially based on the ages of the participant and spouse. In the event of death before retirement, a death benefit is payable to the spouse under the 50 percent joint & survivor annuity for participants married at least one year at the time of death. None of the NEOs would have been eligible for any pension payments if their employment terminated under any scenario on December 31, 2006 due to age and service restrictions. The actuarial present value of accumulated pension benefits are outlined for the NEOs in the Pension Benefits Table shown below.

401(k) Plan — The NEOs are eligible to participate in the Lydall 401(k) Plan on the same basis as all other full-time non-union domestic employees of the Company, subject to IRS annual dollar limits on employee pre-tax contributions and IRS annual compensation limits. Effective July 1, 2006, the Company enhanced its 401(k) plan. The Company matches 100 percent of employee pre-tax contributions up to 6 percent of compensation. Also effective July 1, 2006, the portion of the Company match that was in the form of Lydall Common Stock was discontinued and is now provided entirely as a cash contribution, invested as directed by participants. The 401(k) matching contributions paid in 2006 to NEOs are detailed in the Summary Compensation Table below.

F. Deferred Compensation — Lydall has no deferred compensation plans in effect at this time.

G. Employment, Severance, Change of Control, and Indemnification Agreements — Mr. Freeman, by choice, has never had an employment contract or a severance agreement with the Company. Thus, Mr. Freeman had no severance or change-of-control provisions relative to his tenure during 20063. However, under the terms of the Company’s Stock Incentive Compensation Plans, in the event of a Change of Control, the vesting of stock options and awards for all employees including Mr. Freeman would be accelerated. Assuming a December 31, 2006 Change of Control trigger date, the value of Mr. Freeman’s benefit for the accelerated vesting would have been $583,445.

The Company has entered into various Employment, Severance, Change of Control and/or Indemnification Agreements with its senior executives including the other NEOs over the years. During 2006, the Committee reviewed the agreements in place and decided to standardize the language and level of benefits for those senior executives with agreements, resulting in new agreements signed in early 2007. Because Item 402(j) of Regulation S-K requires disclosure of benefits which would have been payable to NEOs on December 31, 2006, even though no such payments were made, the terms, conditions and benefits applicable to each NEO under the 2006 agreements are discussed under “Agreements in Place during 2006.”

Because we believe stockholders would value as more relevant the terms, conditions and benefits currently applicable to NEOs under the new 2007 agreements, we have also discussed these benefits under “Agreements in Place during 2007” below.

The agreements in place both during 2006 and 2007 include Change of Control provisions but do not provide for a gross-up of excise taxes. The Committee believes that it is important to protect the Company’s senior management in the event of a Change of Control. This is in keeping with the Committee’s philosophy of aligning the interests of management with those of stockholders. Providing change-of-control benefits acts to eliminate, or at least reduce, the reluctance of senior management to pursue opportunities that are in the best interests of stockholders even though they may result in a Change of Control of the Company. Relative to the market capitalization of Lydall, the Committee believes that potential change-of-control benefits are not material.

3	Mr. Freeman did, however, sign an indemnification agreement with the Company early in 2007. This agreement is described under “Agreements in Place during 2007.”

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Agreements in Place during 2006

The Company entered into severance and change of control agreements with Messrs. Smith and Tattersall on January 21, 2005 and Mr. Byrd on October 17, 2005, respectively, and provided a Letter of Understanding dated July 26, 2005 to Mr. Ploquin. The following table lists benefits that would have been due under each of the specified termination triggering events, which benefits are in addition to payment of: (i) the NEO’s salary earned through the termination date; (ii) any compensation earned under benefit plans that are available generally to all salaried employees; and (iii) reimbursement of business expenses incurred in the ordinary course.

	NEO
Benefits by Triggering Event on December 31, 2006	Thomas P. Smith	Randall L. Byrd		Bertrand Ploquin		John F. Tattersall
Death
Bonus — Bonus for the year of death equal to a pro rata portion of the average of the three highest annual bonuses earned in the five years preceding year of death	$15,441	$15,818	(1)	$—		$32,083
Ploquin Bonus — Pro rata bonus for the year of death, if a bonus is earned under Bonus Plan	—	—		121,454		—
COBRA for family for 12 months, less employee contribution	10,535	10,535		—		8,421
Executive Life Insurance proceeds	690,147	—		540,000	(2)	—
Aggregate Total in Event of Death	$716,123	$26,353		$661,454		$40,504
Disability
Base salary — 12 months, less payments made to NEO under any Company disability programs	$60,489	$120,000		$—		$110,115
Bonus for the year of termination and next succeeding year, each equal to the average of the three highest annual bonuses earned in the five years preceding year of termination	30,882	31,636	(1)	—		64,166
COBRA for NEO and family for 12 months, less employee contribution	10,535	10,535		—		8,421
Life insurance coverage for 12 months less employee contribution	6,500	1,958		—		1,881
Executive Disability Insurance proceeds	49,560	—		—		—
Aggregate Total in Event of Disability	$157,966	$164,129		$—		$184,583
Cause(3)
No additional benefits	$—	$—		$—		$—
Aggregate Total in Event of Cause Termination	$—	$—		$—		$—

Non-Cause
Severance — base salary for 12 months	$230,049	$240,000		$—		$230,115
Bonus — 12 months in an amount equal to the average of the three preceding years’ annual bonuses earned	—	15,818	(1)	—		—
Ploquin Severance — 12 months gross remuneration including bonus based on prior 12 months employed	—	—		391,351		—
Non-compete payment — 6 months indemnity equal to 5/10ths of 12 prior months compensation (can be waived by Company)	—	—		134,949		—
Unemployment insurance benefits under purchased policy for up to 24 months(4)	—	—		129,286		—
COBRA for NEO and family for maximum of 12 months, less employee co-pay	10,535	10,535		—		8,421
Outplacement services not to exceed $10,000	10,000	10,000		—		10,000
Aggregate Total in Event of Non-Cause Termination	$250,584	$276,353		$655,586		$248,536
Change of Control Termination Benefits(5)
Severance — Lump-sum severance benefit equal to a multiple of annual base salary plus an average of the three highest annual bonuses earned in the five years preceding year of termination	$490,980	$255,818		$—		$524,396
Year of Termination Bonus — equal to a pro rata portion of expected bonus opportunity, payable in a lump sum(6)	44,077	110,208		—		73,223
Ploquin Severance — 12 months gross remuneration including bonus based on prior 12 months employed	—	—		391,351		—
Medical and dental coverage for 12 months under the Company’s plans, for NEO and family, less employee contribution	10,535	10,535		—		8,421
Supplemental benefits under the Company’s Pension Plan equal to an additional year of service but no additional years of age	—	—		—		—
Car allowance for 12 months	7,200	7,200		—		7,200
Outplacement services not to exceed $10,000	10,000	10,000		—		10,000
Aggregate Total in Event of Change of Control	$562,792	$393,761		$391,351		$623,240
(1)

Mr. Byrd was not eligible for a bonus for at least three calendar years in such five-year period due to his hire date in 2005; therefore, according to the Agreement, his bonus would have been the 2005 bonus.

(2)	Mr. Ploquin is provided with supplemental life insurance.
(3)

Cause was defined as (i) act or acts of dishonesty or fraud resulting or intended to result directly or indirectly in substantial gain or personal enrichment to which the executive was not legally entitled at the expense of the Company or any of its subsidiaries; (ii) willful material breach by executive of his or her duties or responsibilities resulting in demonstrably material injury to the Company or any of its subsidiaries; (iii) conviction of a felony or any crime of moral turpitude; (iv) habitual neglect or insubordination where executive has been given written notice but has failed to cure (where susceptible to cure) within 30 days following such notice; or (v) material breach by executive of his or her obligations under any non-compete agreements. In Mr. Ploquin’s case, no benefits are available if gross misconduct occurs.

(4)	This insurance is standard in Europe for executives and would only apply until Mr. Ploquin is again employed.
(5)

Under the agreements in place during 2006, these benefits would have been paid if termination occurred within 12 months of a Change of Control, defined as (i) beneficial ownership by a third party of at least 25 percent of total voting power of all classes of stock of the Company; (ii) the election to the Board of a majority of Directors who were not approved by a majority of the current Directors; (iii) a stockholder approved liquidation of the Company, or merger or consolidation of the Company; or (iv) a sale or disposition of all or substantially all of the assets of the Company. In addition, the Company’s stock incentive compensation plans provide that the vesting of all options of all employees are accelerated upon a Change of Control. Assuming a December 31, 2006 trigger, Messrs. Smith, Byrd, Ploquin and Tattersall would have received $61,535, $89,600, $100,410, and $65,900, respectively, in value related to the acceleration of the vesting of stock options and awards.

(6)	If no expected bonus opportunity in year of termination, a bonus equal to a pro rata portion of the prior year’s awarded bonus.

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Agreements in Place during 2007

On January 10, 2007, Lydall entered into the following agreements:

(i)	an Indemnification Agreement with David Freeman, President and Chief Executive Officer;

(ii)	an Employment Agreement and Indemnification Agreement with Thomas P. Smith, Vice President, Chief Financial Officer and Treasurer;

(iii)	Employment Agreements with Randall L. Byrd, President, Lydall Thermal/Acoustical Sales, LLC and John F. Tattersall, President, Lydall Industrial Thermal Solutions, Inc.;

(iv)	an Amendment to Letter of Understanding with Bertrand Ploquin, Managing Director, Lydall Thermique/Acoustique S.A.S.; as well as

(v)	Employment Agreements with other officers of the Company.

Indemnification Agreements

The Indemnification Agreements entitle Messrs. Freeman and Smith to the rights of indemnification if, by reason of their Corporate Status (as defined in the agreements) they are, or are threatened to be made, a party to any threatened, pending, or completed action, suit, arbitration, alternate dispute resolution mechanism, investigation, administrative hearing or any other proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”) other than a Proceeding by or in the right of the Company. They shall be indemnified against all expenses, judgments, penalties, fines, and amounts paid in settlement by them or on their behalf in connection with such Proceeding providing they acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any criminal Proceeding, had no reasonable cause to believe their conduct was unlawful.

To the extent that they are successful on the merits or otherwise, in any Proceeding, they shall be indemnified against all expenses actually and reasonably incurred by them or on their behalf in connection therewith. If they are not wholly successful in such Proceeding but are successful on the merits or otherwise, as to one or more but less than all claims, issues or matters in such Proceeding, the Company shall indemnify them against all expenses actually and reasonably incurred by them or on their behalf in connection with each successfully resolved claim, issue or matter.

The Company shall advance all reasonable expenses incurred by them or on behalf of them in connection with any Proceeding within ten days after the receipt by the Company of a statement or statements from them requesting such advance or advances from time to time, whether prior to or after final disposition of such Proceeding.

The Indemnification Agreements shall continue until and terminate upon the later of: (a) ten years after the date that they shall have ceased to serve as a director, officer, employee, or agent of the Company or (b) the final termination of any Proceeding then pending in respect of which they are granted rights of indemnification or advancement of expenses.

Employment Agreements

Pursuant to the Employment Agreements dated January 10, 2007 with Messrs. Smith, Byrd and Tattersall and the amended Letter of Understanding with Mr. Ploquin, each will continue to serve in their current roles and will be entitled to an initial annual base salary as set forth below. The agreements remain in place indefinitely until the respective NEO is no longer employed by the Company or its subsidiaries.

Thomas P. Smith	$240,000

Randall L. Byrd	$250,000

Bertrand Ploquin	$278,057	(1)

John F. Tattersall	$240,000

(1)	€221,500, converted to U.S. dollars using a 2006 annual average exchange rate of 0.7966.

The agreements with Messrs. Smith, Byrd, Ploquin, and Tattersall also provide for a cash bonus of three months’ base salary to be paid following April 26, 2007, if they are still employed by the Company.

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These current agreements with Messrs. Smith, Byrd, Ploquin and Tattersall provide for the following benefits in the event of their termination, which benefits are in addition to payment of: (i) the NEO’s salary earned through the termination date; (ii) any compensation earned under benefit plans that are generally available to all salaried employees; and (iii) reimbursement of business expenses incurred in the ordinary course.

	NEO
Benefits by Triggering Event on February 1, 2007	Thomas P. Smith	Randall L. Byrd		Bertrand Ploquin		John F. Tattersall
Death
Bonus—Bonus for the year of death equal to a pro rata portion of the average of the three highest annual bonuses earned in the five years preceding year of death	$30,133	$63,013	(1)	$—		$40,948
Ploquin Bonus(2) —Pro rata bonus for the year of death, if a bonus is earned under Bonus Plan	—	—		9,269		—
COBRA for family for 12 months, less employee contribution	10,535	10,535		—		8,421
Executive Life Insurance proceeds	690,147	—		557,000		—
Aggregate Total in Event of Death	$730,815	$73,548		$566,269		$49,369

Disability
Base salary — 12 months, less payments made to NEO under any Company disability programs	$70,440	$130,000		$—		$120,000
Bonus(2) — Pro rata bonus for the year of termination	8,000	8,333		—		8,000
COBRA(3) for NEO and family for 12 months, less employee contribution	10,535	10,535		—		8,421
Life insurance(3,4) for 12 months, less employee contribution	6,723	2,040		—		1,958
Executive Disability Insurance proceeds	49,560	—		—		—
Aggregate Total in Event of Disability	$145,258	$150,908		$—		$138,379

Cause(5)
No additional benefits	$—	$—		$—		$—
Aggregate Total in Event of Cause Termination	$—	$—		$—		$—
Non-Cause Termination or Good Reason[6] Self Quit (Good Reason is not applicable to Mr. Ploquin)
Severance — base salary for 12 months	$240,000	$250,000		$—		$240,000
Bonus — in an amount equal to the average of the three preceding years’ annual bonuses earned, paid over 12 months	14,692	63,013		—		24,408
Ploquin Severance — 12 months gross remuneration including bonus, based on prior 12 months employed	—	—		391,178		—
Non-compete payment — 6 months indemnity equal to 5/10ths of 12 prior months compensation (can be waived by Company)	—	—		135,289		—
Unemployment insurance benefits under purchased policy for up to 24 months(7)	—	—		129,286		—
COBRA for NEO and family for maximum of 12 months, less employee co-pay	10,535	10,535		—		8,421
Life insurance for 12 months, less employee contribution	6,723	2,040		—		1,958
Outplacement services not to exceed $10,000	10,000	10,000		—		10,000
Aggregate Total in Event of Non-Cause Termination or Good Reason Self Quit	$281,950	$335,588		$655,753		$284,787
Change of Control Termination Benefits(8)
Severance—Lump-sum severance benefit equal to two times annual base salary plus an average of the three highest annual bonuses earned in the five years preceding the termination date	$540,266	$626,026		$—		$561,896
Year of Termination Bonus—equal to a pro rata portion of target bonus opportunity, payable in a lump sum(9)	8,000	8,333		—		8,000
Ploquin Severance—24 months gross remuneration including bonus based on prior 24 months employed (includes 6 month non-compete payment)	—	—		731,264		—
Medical, dental, life, and if available, long term disability coverage for 24 months under the Company’s plans, for NEO and family, less employee contribution	40,504	27,435		—	(10)	23,043
Stock option/award vesting acceleration	94,535	139,663		152,843		139,663
Outplacement services not to exceed $10,000	10,000	10,000		10,000		10,000
Car allowance for 24 months	14,400	14,400		28,622		14,400
Aggregate Total in Event of Change of Control	$707,705	$825,857		$922,729	(11)	$757,002

(1)

Mr. Byrd was not eligible for a bonus for at least three calendar years in such five-year period due to his hire date in 2005; therefore, according to the Agreement, his bonus would have been the 2005 and 2006 bonuses.

(2)	This amount assumes a bonus is earned at the full target bonus opportunity level.
(3)	Both COBRA and life insurance are limited to the total of 12 months or the date eligible for other coverage under another employer.
(4)	If applicable insurance coverage is not available for the NEO, the Company must arrange alternate coverage at a cost not to exceed 125 percent of the Company’s group coverage cost.
(5)

Cause is defined as (i) act or acts of dishonesty or fraud resulting or intended to result directly or indirectly in substantial gain or personal enrichment to which the executive was not legally entitled at the expense of the Company or any of its subsidiaries; (ii) willful material breach by executive of his or her duties or responsibilities resulting in demonstrably material injury to the Company or any of its subsidiaries; (iii) conviction of a felony or any crime of moral turpitude; (iv) habitual neglect or insubordination where executive has been given written notice but has failed to cure (where susceptible to cure) within 30 days following such notice; or (v) material breach by executive of his or her obligations under any non-compete agreements. In Mr. Ploquin’s case, no benefits are available if gross misconduct occurs.

(6)

Good reason is defined as a situation under which the NEO gives written notice of termination to the Company at least 30 days before the date of such termination. The written notice shall specify in reasonable detail the circumstances constituting such good reason.

(7)	This insurance is standard in Europe for executives and would only apply until Mr. Ploquin is again employed.
(8)

Under the agreements in place during 2007, these benefits are paid if termination occurs within 18 months of a Change of Control, defined as (i) beneficial ownership by a third party of at least 25 percent of total voting power of all classes of stock of the Company; (ii) the election to the Board of a majority of Directors who were not approved by a majority of the current Directors; (iii) a stockholder approved liquidation of the Company, or merger or consolidation of the Company; or (iv) a sale or disposition of all or substantially all of the assets of the Company. Prior to any benefits being paid, the NEO must execute a Release. The Agreement also provides that the Company shall pay all reasonable attorneys’ fees incurred by the NEO in seeking to enforce any right under the Agreement if and to the extent that the NEO substantially prevails.

(9)	If no expected bonus opportunity in the year of termination, a bonus shall be paid equal to a pro rata portion of the prior year’s awarded bonus.
(10)	If permitted under French law.
(11)

If any benefits provided to Mr. Ploquin are otherwise available to him under French or European Union law, the benefits under French law will prevail and a duplicate benefit will not be paid under Mr. Ploquin’s amended Letter of Understanding.

25

V. Equity Ownership Requirements

Lydall’s Board of Directors believes that further linking the personal financial interest of the President and Chief Executive Officer and Directors to the Company’s success gives them a greater stake in the Company and aligns the interests of the Company’s Directors and officers with stockholders. This in turn results in long-term management for the benefit of stockholders. The Board has established the following minimum stock-ownership guidelines:

•	Non-employee Directors: holding stock equal in cost to four times their current annual retainer

•	President and Chief Executive Officer: holding stock equal in cost to two times his current base salary

Stock ownership levels should be achieved within five years of becoming subject to these guidelines. The Compensation Committee has the authority to waive this requirement.

VI. Accounting and Tax Treatments

The Committee does not believe that the deductibility limitation in Section 162(m) of the Internal Revenue Code of 1986 as amended applies to Lydall in 2006 because no individual executive of the Company received more than $1 million in compensation payments. The Committee monitors the applicability of this requirement with the objective of achieving deductibility to the extent appropriate.

With regard to tax gross-ups for executives, for 2006 NEOs received an aggregate benefit equal to $47,476. The Committee considers this amount to be immaterial to the financial position of the Company but an important benefit to its executives.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION4

The Compensation Committee (the “Committee”) is composed of independent Directors, as defined under NYSE listing standards and applicable laws. The Committee was appointed by the Board and chartered to oversee the compensation of Lydall executives and Directors and to review and approve all incentive programs of the Company. The Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussion, the Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

A link to the Compensation Committee’s charter can be found on www.lydall.com.

Lee A. Asseo, Chairman

Matthew T. Farrell

William D. Gurley

Suzanne Hammett

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

All members of the Compensation Committee are independent Directors (under NYSE listing standards). No executive officer of the Company has served as a director or a member of a compensation committee of another company, where any member of the Compensation Committee is an executive officer.

4	This report shall not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such statutes.

26

Fiscal Year 2006 Summary Compensation Table

The following table shows the compensation awarded to, earned by or paid to the NEOs for the fiscal year ended December 31, 2006. As stated in the Compensation Discussion and Analysis above, the Company has entered into employment agreements with each NEO shown below except Mr. Freeman. When establishing total compensation for each NEO, the Committee reviews tally sheets which show each executive’s current compensation; please refer to the Compensation Discussion and Analysis above for a description of the compensation setting process.

As shown below, salary and amounts paid under the Non-Equity Incentive Plan Compensation for Messrs. Freeman, Smith, Byrd, Ploquin and Tattersall as a percentage of total compensation were approximately 66 percent, 83 percent, 89 percent, 85 percent and 82 percent, respectively. Stock awards and options as a percentage of total compensation was approximately 20 percent, 3 percent, 4 percent, 4 percent and 5 percent, respectively.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards(1) ($)	Option Awards(1) ($)	Non-Equity Incentive Plan Compensation(2) ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(3) ($)	All Other Compensation(4) ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
David Freeman, President and Chief Executive Officer	2006	420,577	0	140,115	27,828	120,708	42,508	70,014	821,750
Thomas P. Smith, Vice President, Chief Financial Officer and Treasurer	2006	230,241	0	652	10,571	44,077	9,423	34,313	329,277
Randall L. Byrd, Subsidiary President	2006	240,192	0	924	15,911	110,208	10,444	17,051	394,730
Bertrand Ploquin(5), Managing Director-Lydall Gerhardi and President, Lydall Thermique/Acoustique	2006	269,897	0	1,109	15,911	121,454	0	52,456	460,827
John F. Tattersall, Subsidiary President	2006	230,305	0	924	15,911	73,223	9,254	40,424	370,041

(1)

The amounts in columns (e) and (f) reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2006, in accordance with FAS 123(R), of awards issued under the 2003 Plan and thus include amounts from awards granted in and prior to 2006. Assumptions used in the calculation of these amounts are included in Footnote 10 to the Company’s audited financial statements for the fiscal year ended December 31, 2006 included in the Company’s Annual Report on Form 10-K filed with the SEC on March 9, 2007.

(2)

The amounts in column (g) reflect amounts payable under the plan which are in the form of an annual bonus. However, in compliance with the rules and regulations of the SEC, these amounts are required to be reported in column (g) rather than column (d). Please refer to Item IV. B. of the Compensation Discussion and Analysis for additional information related to the bonus program.

(3)

The interest rate and mortality assumptions used to compute the change in pension shown in column (h) are the same as used in the Company’s financial statements, except no pre-retirement decrements are reflected in these calculations.

(4)	The amounts shown in column (i) are comprised of the following:

Freeman: Personal use of company-leased vehicle ($4,241), airline club membership ($300), tax gross-ups ($16,371), executive long-term disability premium ($7,527), supplemental life insurance premium ($23,125), tax preparation services ($7,450), 401(k) plan matching contribution ($11,000).
Smith: Personal use of company-leased vehicle ($9,431), tax gross-ups ($4,203), executive long-term disability premium ($1,992), employee stock purchase plan matching contribution ($600); supplemental life insurance premium ($6,452), tax preparation services ($635), 401(k) plan matching contribution ($11,000).
Byrd: Personal use of company-leased vehicle ($5,451), employee stock purchase plan matching contribution ($600), 401(k) plan matching contribution ($11,000).
Ploquin: Personal use of company-leased vehicle ($8,320); unemployment insurance benefit premium ($8,599), relocation ($4,882), relocation tax gross-up ($26,902), tax preparation services ($3,753).
Tattersall: Personal use of company-leased vehicle ($3,090), company-paid condominium lease* ($25,983), airline club membership ($350), employee stock purchase plan matching contribution ($600); 401(k) plan matching contribution ($10,401).

(5)	All cash compensation is paid to Bertrand Ploquin in Euros. For purposes of this table, the amounts were converted into U.S. dollars using a 2006 annual average exchange rate of 0.7966.

*	Please refer to the Item IV. D. of the Compensation Discussion and Analysis for additional information related to this matter.

27

Grants of Plan-Based Awards For 2006

The following table provides information regarding stock options and restricted shares granted during 2006 to the NEOs listed in the Summary Compensation Table. The Company does not currently grant any performance-based equity awards. In assessing these values, it should be kept in mind that no matter what theoretical value is placed on a stock option, restricted stock award or cash incentive award on the date of grant, its ultimate value will be dependent on the market value of the Company’s stock at a future date, and that value will depend on the efforts of such executives to foster the future success of the Company for the benefit of not only the executives, but all stockholders.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units(2) (#) (i)	All Other Option Awards: Number of Securities Underlying Options(3) (#) (j)	Exercise or Base Price of Option Awards(4) ($/share) (k)	Grant Date Fair Value of Stock and Option Awards(5) ($) (l)
Name (a)	Grant Date (b)	Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)	Threshold (#) (f)	Target (#) (g)	Maximum (#) (h)
David Freeman	12/7/2005	75,704	252,346
David Freeman	12/7/2006							10,000			108,700
David Freeman	12/7/2006								4,000	10.87	22,960
Thomas P. Smith	12/7/2005	27,629	92,096
Thomas P. Smith	12/7/2006							3,500			38,045
Thomas P. Smith	12/7/2006								3,000	10.87	17,220
Randall L. Byrd	12/7/2005	28,823	96,077
Randall L. Byrd	12/7/2006							5,000			54,350
Randall L. Byrd	12/7/2006								5,000	10.87	28,700
Bertrand Ploquin	12/7/2005	32,388	107,959
Bertrand Ploquin	12/7/2006							6,000			65,220
Bertrand Ploquin	12/7/2006								5,000	10.87	28,700
John F. Tattersall	12/7/2005	27,637	92,122
John F. Tattersall	12/7/2006							5,000			54,350
John F. Tattersall	12/7/2006								5,000	10.87	28,700

(1)

The amounts shown as Estimated Future Payouts Under Non-Equity Incentive Award Plans represent potential cash payouts to the named persons under the Performance Bonus Program for salaried employees with respect to Company and individual performance during 2006. Under the terms of the Bonus Program, no bonus payouts are made unless the Company achieves the minimum consolidated earnings per share threshold established by the Board. The amount shown in the “threshold” column represents the amount payable upon the achievement of the minimum consolidated earnings per share threshold but no other business unit or individual milestones. The amount shown in the “target” column represents the amount payable at one times the target bonus opportunity. Under the terms of the Bonus Program, there is no maximum payout. In the event that Company and any applicable business unit targets are exceeded, participants become eligible to receive additional bonus payouts on a prorated basis; provided, however, that in no case can the additional bonus payout be more than 50% of the incremental earnings above the targeted amount.

(2)	The amounts shown in column (i) reflect the number of shares of restricted stock granted to each NEO under the 2003 Plan.
(3)	The amounts shown in column (j) reflect the number of option awards granted to each NEO as incentive stock option awards under the 2003 Plan.
(4)

The amounts shown in column (k) represent the exercise price of the stock option award granted to each NEO in column (j) under the 2003 Plan. This amount is the price per share the NEO will pay to purchase each option once it has become exercisable.

(5)	The amounts shown in column (l) represent the fair value of the restricted stock, and stock option awards on the grant date using the Black-Scholes pricing model.

28

Outstanding Equity Awards at Fiscal Year-End 2006

The following table provides a list of outstanding equity awards for each NEO as of December 31, 2006.

	Option Awards						Stock Awards
Name (a)	Number of Securities Underlying Unexercised Options(1) (#) Exercisable (b)		Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested(1) (#) (g)	Market Value of Shares or Units of Stock That Have Not Vested(2) ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (j)
David Freeman							50,000	540,500
David Freeman	7,619	*			13.13	12/2/2008
David Freeman	325	*			11.75	12/30/2008
David Freeman	9,000	*			10.50	5/6/2009
David Freeman	325	*			6.50	12/30/2009
David Freeman	325	*			8.69	12/30/2010
David Freeman	325	*			10.02	12/30/2011
David Freeman	6,688	*			14.95	5/6/2012
David Freeman	2,250	*	750		8.85	5/7/2013
David Freeman	325	*			8.85	5/7/2013
David Freeman	4,375		13,125		7.65	12/6/2015
David Freeman			4,000		10.87	12/6/2016
Thomas P. Smith							3,500	37,835
Thomas P. Smith	4,000				9.75	5/9/2010
Thomas P. Smith	12,500				9.88	12/11/2010
Thomas P. Smith	663	*			9.85	12/11/2011
Thomas P. Smith	24,337				9.85	12/11/2011
Thomas P. Smith	2,646	*			11.46	10/21/2013
Thomas P. Smith	3,354				11.46	10/21/2013
Thomas P. Smith	10,000	*			11.08	12/7/2014
Thomas P. Smith	2,500		7,500		7.65	12/6/2015
Thomas P. Smith			3,000		10.87	12/6/2016
Randall L. Byrd							5,000	54,050
Randall L. Byrd	3,750		11,250		7.65	12/6/2015
Randall L. Byrd			5,000		10.87	12/6/2016
Bertrand Ploquin							6,000	64,860
Bertrand Ploquin	500				19.81	12/2/2007
Bertrand Ploquin	750				11.19	1/14/2009
Bertrand Ploquin	1,500				7.19	1/19/2010
Bertrand Ploquin	2,500				9.88	12/11/2010
Bertrand Ploquin	3,500				9.85	12/11/2011
Bertrand Ploquin	5,000				11.46	10/21/2013
Bertrand Ploquin	4,368				11.08	12/7/2014
Bertrand Ploquin	10,632	*			11.08	12/7/2014
Bertrand Ploquin	3,750		11,250		7.65	12/6/2015
Bertrand Ploquin			5,000		10.87	12/6/2015
John F. Tattersall							5,000	54,050
John F. Tattersall	4,500				11.19	1/14/2009
John F. Tattersall	2,000				7.19	1/19/2010
John F. Tattersall	4,000				9.88	12/11/2010
John F. Tattersall	12,000				9.85	12/11/2011
John F. Tattersall	6,000				11.46	10/21/2013
John F. Tattersall	1,703				11.08	12/7/2014
John F. Tattersall	13,297				11.08	12/7/2014
John F. Tattersall	3,750		11,250		7.65	12/6/2015
John F. Tattersall			5,000		10.87	12/6/2016

(1)

The option and stock awards listed above vest at a rate of 25 percent per year over the first four years of the ten-year option or stock award term, except each 325 share non-qualified option granted to Mr. Freeman while an outside Director, which vests at a rate of 33-1/3 percent over the first three years of the ten-year option term, and Mr. Freeman’s restricted stock awards from 2003, which vest over a period of five years.

(2)

The amount shown in column (h) represents the value of the shares listed in column (g). The value was determined by multiplying the number of shares listed in column (g) by the fair market value of the Company stock on December 31, 2006.

*	Denotes a non-qualified option.

29

Option Exercises and Stock Vested For 2006

The following table shows stock option exercises and vesting of restricted stock awards by the NEOs during 2006, including the aggregate value of gains on the date of exercise and stock acquired on vesting and the value realized on vesting.

	Option Awards		Stock Awards
Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($) (c)	Number of Shares Acquired on Vesting(1) (#) (d)	Value Realized on Vesting(2) ($) (e)
David Freeman	—	—	20,000	184,000
Thomas P. Smith	—	—	—	—
Randall L. Byrd	—	—	—	—
Bertrand Ploquin	—	—	—	—
John F. Tattersall	—	—	—	—

(1)

The amount shown in column (d) represents the number of shares of stock that Mr. Freeman received in 2006 pursuant to the vesting of a restricted stock award that was granted to him July 1, 2003 under the 2003 Plan.

(2)

The amount shown in column (e) represents the fair value of the shares listed in column (d). The fair value was determined by multiplying the number of shares listed in column (d) by the fair market value of the Company stock on the date the shares vested.

Nonqualified Deferred Compensation For 2006

As mentioned in the Compensation Discussion and Analysis above, the Company does not offer a Deferred Compensation program for its executive officers at this time.

Pension Benefits For 2006

The following table summarizes the actuarial present value of accumulated benefits payable to each NEO under the Company’s pension plan, including the number of years of service credited to each. As stated in the Compensation Discussion and Analysis, benefits under the Lydall Pension Plan No. 1A (the “Plan”) were frozen as of June 30, 2006, and credited service is determined as of the last payroll period ending before June 30, 2006. Interest rate and mortality assumptions used to compute the present value of benefits are the same as used in the Company’s financial statements, except no pre-retirement decrements are reflected in these calculations. The assumed retirement age is 65, the normal retirement age as defined in the Plan. Please see the Compensation Discussion and Analysis for additional information.

Name (a)	Plan Name (b)	Number of Years Credited Service (#) (c)	Present Value of Accumulated Benefit ($) (d)	Payments During Last Fiscal Year ($) (e)
David Freeman	Lydall Pension Plan. No. 1A	3.00	153,497	—
Thomas P. Smith	Lydall Pension Plan. No. 1A	6.17	98,283	—
Randall L. Byrd	Lydall Pension Plan. No. 1A	0.75	14,546	—
Bertrand Ploquin	n/a	—	—	—
John F. Tattersall	Lydall Pension Plan. No. 1A	8.25	115,041	—

30

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information about the Company’s Common Stock that may be issued upon the exercise of options and rights under all of the Company’s existing equity compensation plans as of December 31, 2006 and other equity compensation granted without stockholder approval.

Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights (a) (#)	Weighted average exercise price of outstanding options, warrants and rights (b) ($)	Number of Securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a)) (c) (#)
Equity compensation plans approved by security holders	1,100,919	10.16	495,952
Equity compensation plans not approved by security holders(1)	25,000	16.08	—
Total:	1,125,919	10.29	495,952

(1)

A nonqualified stock option grant to Roger M. Widmann, former Chairman of the Board. On May 8, 2002, an option covering 25,000 shares of the Company’s treasury stock was granted to Roger M. Widmann for his services as Chairman of the Board. Pursuant to the Option Agreement, Mr. Widmann may purchase shares of Common Stock at an exercise price per share equal to the fair market value of the Common Stock on the date of grant ($16.08). This grant is fully vested. The vested options will expire three years from the date Mr. Widmann ceased to be a member of the Board, or July 29, 2007. The option is not transferable, other than by will or the laws of descent and distribution.

31

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The firm of PricewaterhouseCoopers LLP (“PwC”) has audited the consolidated financial statements of Lydall for several years, and the Audit Review Committee desires to continue the services of this firm for the current fiscal year. The Audit Review Committee has, therefore, appointed PwC to serve as independent auditors to conduct an audit of the Company’s consolidated financial statements for the fiscal year ending December 31, 2007. Representatives of PwC are expected to be present at the Annual Meeting, will have the opportunity to make a statement at the Annual Meeting if they desire to do so, and are expected to be available to respond to appropriate questions.

Appointment of the Company’s independent auditors is not required to be submitted to a vote of the stockholders of the Company for ratification. However, the Audit Review Committee has recommended that the Board of Directors submit this matter to the stockholders as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the Audit Review Committee will reconsider whether to retain PwC, and may retain that firm, or another, without resubmitting the matter to the Company’s stockholders. Even if the appointment is ratified, the Audit Review Committee may, in its discretion, direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of the Company and the stockholders.

The Board of Directors recommends that stockholders vote FOR the ratification of the appointment of PricewaterhouseCoopers LLP as independent auditors for fiscal year 2007.

Principal Fees and Services

The following table presents fees for professional audit services for the audit of the Company’s annual consolidated financial statements for fiscal years ended December 31, 2006 and December 31, 2005, and fees for other services rendered by PwC during those periods:

Fee Category:	Fiscal 2006	% of Total	Fiscal 2005		% of Total
Audit fees	$1,313,000	85.9%	$1,283,030	(1)	86.4%
Audit-related fees	—	—	13,000		0.9%
Tax fees	215,700	14.1%	186,022		12.5%
All other fees	—	—	2,300		0.2%
Total Fees	$1,528,700	100%	$1,484,352		100%

(1)

The 2005 “Audit fees” originally reported in the 2005 proxy statement increased by $56,030 due to a final billing from PricewaterhouseCoopers LLP related to incremental efforts in completing their audit procedures performed in connection with their 2005 audit of the Company’s consolidated financial statements that were not finalized and billed until April 2006.

Audit fees are related to services rendered in connection with the annual audit of the Company’s consolidated financial statements, including Sarbanes-Oxley Section 404 controls testing, the quarterly reviews of the consolidated financial statements included in the Company’s quarterly Reports on Form 10-Q and international statutory audits. The majority of the work was performed by full-time, permanent employees of PwC. Audit-related fees in 2006 consisted primarily of consultation concerning accounting and financial reporting standards. Tax fees consisted primarily of tax compliance and advisory services. These services consisted of fees billed for professional services related to federal, state and international tax compliance. All other fees were for insignificant miscellaneous services. No portion of these fees was related to system design or implementation services.

All of the services described above were approved by the Audit Review Committee pursuant to the SEC rules that require audit committee pre-approval of audit and non-audit services. On an ongoing basis, management communicates specific projects and categories of services for which advance approval of the Audit Review Committee is required. The Audit Review Committee reviews these requests and advises management and the independent auditors if the Audit Review Committee pre-approves the engagement of the independent auditors for such projects and services. On a periodic basis, the independent auditors report to the Audit Review Committee the actual spending for such projects and services as compared with the approved amounts. The Audit Review Committee may delegate the ability to pre-approve audit and permitted non-audit services to a sub-committee of the Audit Review Committee, provided that any such pre-approvals are reported at the next Audit Review Committee meeting.

The Audit Review Committee has considered whether the services provided by PwC, other than audit services, are compatible with maintaining that firm’s independence and has concluded that PwC is independent.

32

REPORT OF THE AUDIT REVIEW COMMITTEE5

The Audit Review Committee (the “Committee”) operates under a written charter adopted and approved by the Board. The Charter, which defines the functions of the Committee, is reviewed annually and was last revised in February 2005. A link to the Committee’s charter can be found on www.lydall.com.

During 2006, all Directors who served on the Committee were “independent” for purposes of the NYSE’s listing standards. The Board of Directors has determined that none of the Committee members has a relationship with the Company that may interfere with his/her independence from the Company and its management, and that each member is an “audit committee financial expert” as defined by the SEC.

Periodically, the Committee meets with management to consider the adequacy of the Company’s internal controls and the objectivity and appropriateness of its financial reporting. The Committee also discusses these matters with PwC, the Company’s independent auditors, appropriate Company financial personnel, and internal auditors, both separately and jointly. Independent and internal auditors of the Company have unrestricted access to the Committee.

Management has primary responsibility for the Company’s financial statements and the overall reporting process, including the Company’s system of internal controls. The independent auditors audit the annual financial statements prepared by management; express an opinion as to whether those financial statements fairly present the financial position, results of operations and cash flows of the Company in conformity with accounting principles generally accepted in the United States of America; and discuss with the Committee the Company’s significant accounting policies, accounting estimates and management judgments reflected in the financial statements, audit adjustments arising from the audit, and other matters in accordance with Statement on Auditing Standards No. 61, “Communications with the Audit Committee.”

This year, the Committee reviewed the Company’s audited financial statements for the fiscal year ended December 31, 2006, and met with both management and PwC to discuss those financial statements. Management has represented to the Committee that the financial statements were prepared in accordance with accounting principles generally accepted in the United States of America. PwC has reported to the Committee that such financial statements, present fairly, in all material respects, the financial position, results of operations, and cash flows of the Company in accordance with accounting principles generally accepted in the United States of America.

At each regularly scheduled Committee meeting during 2006, the Committee monitored and discussed with management and PwC the status of the Company’s compliance with the requirements of Section 404 of the Sarbanes-Oxley Act of 2002. The Committee also reviewed and discussed with management and PwC, management’s and PwC’s report and attestation on internal controls over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act of 2002.

The Committee has received from, and discussed with, PwC the written disclosure and the letter required by Independence Standards Board Standard No. 1 “Independence Discussions with Audit Committees,” relating to that firm’s independence from the Company.

Based on management’s representation that the financial statements were prepared in accordance with accounting principles generally accepted in the United States of America and on PwC’s report on such financial statements, the Committee has recommended to the Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006.

Kathleen Burdett, Chairperson

Matthew T. Farrell

Suzanne Hammett

S. Carl Soderstrom, Jr.

[5]

This report shall not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such statutes.

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Appendix A

LYDALL, INC. CORPORATE GOVERNANCE GUIDELINES

1.	Director Qualification Standards

1.1 Independence

At least a majority of the members of the Board of Directors, as well as all of the members of the Audit Review Committee, the Compensation Committee and the Corporate Governance Committee, shall be "independent" within the meaning of the Corporate Governance Listing Standards of the New York Stock Exchange ("NYSE Standards").

The Board has determined that a Director who satisfies each of the following requirements has no material relationship with the Company and will qualify as independent:

(a) During the preceding three years:

(i)	the Director was not employed by Lydall, Inc. or any of its subsidiaries ("the Company");

(ii)	an immediate family member (as defined in NYSE Standards) of the Director was not employed by the Company as an executive officer;

(iii)	the Director, and each immediate family member of the Director, did not receive in any single calendar year more than $100,000 in direct compensation from the Company, other than (i) Director and committee fees, additional fees for service as chairman of the Board or of a committee of the Board and (ii) receipt of pension or other forms of deferral compensation for past service which are not contingent on continued service;

(iv)	the Director was not affiliated with, or employed by, a present or former internal or external auditor of the Company;

(v)	an immediate family member of the Director was not affiliated with or employed in a professional capacity by, a present or formal internal or external auditor of the Company; and

(vi)	the Director was not part of an interlocking directorate in which an executive officer of the Company served on the compensation committee of another company that concurrently employed such a Director, or an immediate family member of the Director, in an executive capacity;

(b) If a Director is, or at any time during the preceding three years has served as, an executive officer or an employee of, or has an immediate family member who is, or at any time during the preceding three years has served as, an executive officer of another company that makes payments to or receives payments from the Company for property or services, such payments, in each of the last three fiscal years, are less than the greater of $1 million and two percent of such other company's consolidated gross revenues;

(c) If the Director is, or during the last fiscal year has been, an executive officer of, or owns, or during the last fiscal year has owned, of record or beneficially in excess of ten percent equity interest in, any business or professional entity to which the Company was indebted at the end of the Company's last full fiscal year, the aggregate amount of such indebtedness was less than five percent of the Company's total consolidated assets at the end of such fiscal year;

(d) If a Director or an immediate family member of the Director serves as an officer, director or trustee of a charitable organization at any time during the preceding three years, the Company's charitable contributions to the organization in each of the last three fiscal years of such organization are less than the lesser of $1 million and two percent of that organization's total annual operating expenses (the Company's matching of employee charitable contributions will not be included in the amount of the Company's contributions for this purpose), and

(e) The Board does not determine, based on all of the relevant facts and circumstances, that a Director has a material relationship with the Company, either directly, or indirectly as a partner, shareholder or officer of another organization, that has a material relationship with the Company.

On an annual basis, in connection with the nomination of directors for election at the Company's Annual Meeting of Stockholders and appointment of committees, the Board of Directors shall make a determination as to the independence of each member of the Board, and each nominee for membership on the Board. The Board shall also make such determination with respect to any new Director appointed to fill a vacancy on the Board.

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Each Director will share with the Board all information reasonably necessary for the Board to make a determination as to the independence of the Board member. It is the responsibility of each member of the Board to bring to the attention of the Board any possible conflict of interest, or any matter that might be perceived as a possible conflict of interest.

1.2 Audit Committee Qualifications

All of the members of the Audit Review Committee shall meet the additional standards for independence applicable to members of an audit committee under Section 10A(m) of the Securities Exchange Act of 1934 [Section 301 of the Sarbanes-Oxley Act] and the NYSE Standards.

All members of the Audit Review Committee shall satisfy the financial literacy requirements of the NYSE Standards. At least one member of the Audit Review Committee shall be a financial expert, as defined under rules promulgated by the Securities and Exchange Commission.

1.3 Other Qualifications and Recruitment

The Corporate Governance Committee shall evaluate the skills and expertise needed by the Board and the skills and expertise that are possessed by current Board members. Based on this evaluation, the Corporate Governance Committee shall seek to identify candidates for Board membership who have the skills and expertise needed by the Board. The Corporate Governance Committee shall seek persons of the highest ethical standing and proven integrity to serve as members of the Board of Directors. The Corporate Governance Committee shall seek candidates with demonstrated ability and sound judgment.

In assessing a candidate’s qualifications, the Board will consider, among other things, prior experience as a corporate director, prior public company experience, prior experience in manufacturing companies, other time commitments and obligations; and for Audit Review Committee members, the relevant financial expertise required under SEC and NYSE Standards. Not all Directors need to fulfill all criteria; rather, the Board seeks candidates whose skills balance or complement the skills of other Board members.

The Board shall not allow members to sit on more than four boards of publicly-traded companies in addition to the board of the company by which they are employed.

The Board shall limit the number of boards of public companies on which the Chief Executive Officer shall be allowed to sit to a maximum of three, including Lydall’s Board of Directors.

1.4 Retirement and Changes in Status

Unless otherwise requested by the Corporate Governance Committee, Directors shall offer not to stand for reelection at any Annual Meeting of Stockholders that follows their seventieth birthday.

A Director shall tender his or her resignation following any change in the director’s employment status or principal position, or any other significant change in their personal circumstances.

The Board may ask the Director not to resign, or may defer acceptance of the resignation.

2.	Board Responsibilities

Board members must be willing and able to devote the required amount of time to the Company's affairs, including attendance at, and preparation for, Board and committee meetings. Regular attendance (in person when reasonably possible) at Board and committee meetings and advance preparation for each meeting shall be expected. Attendance at each Annual Meeting is required.

Board mailings shall be prompt and give adequate time for preparation and reflection in light of the circumstances.

The agenda for each Board meeting shall include an "executive session" for Board members who are not members of the Company's management and shall be chaired by the non-management Chairman of the Board.

If the non-management Board members include Directors who are not independent under the NYSE standards, an executive session including only independent Directors shall be held at a minimum annually.

Board meetings shall be held at least five times a year. Board meetings shall be timed so as to encourage interaction among Board members and executive officers outside of the meetings.

The Board shall review the Company's annual budget. Major capital items and deviations from the annual budget shall be brought to the Board for approval, and updates on the budget shall be given at each meeting.

The Board shall, on at least an annual basis, evaluate the Company’s strategic plan and risks attendant upon its business.

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3.	Director Access to Management and Outside Advisors

Members of the Board of Directors shall have access to Company management. While senior officers may regularly attend Board meetings, interaction with other members of management is encouraged through presentations at Board meetings, visits of the Board to Company facilities and attendance by Board members and management at Company events.

Board meetings will be held periodically at various Company facilities, giving managers at those facilities the opportunity to make presentations to the Board. The Board encourages management to schedule presentations by other managers, to deepen the Board’s understanding and familiarity with the Company.

The Board of Directors and each committee thereof shall have the right to retain (at the Company's expense) and terminate their own advisors as they deem appropriate to carry out the purposes of the Board or committee, and to determine the engagement terms and fees of such advisors.

4.	Director Compensation

4.1	The goal of the Company's director compensation policies shall be:

(a) To enhance the ability of the Board to attract and retain qualified members;

(b) To provide adequate compensation to committee members and to the Chairman of the Board (if not an employee of the Company) to compensate them for the additional service required of them;

(c) To align the interests of the members of the Board with those of stockholders by providing equity compensation to Board members.

4.2	The Compensation Committee shall periodically review director compensation at comparable companies and make recommendations regarding the form and amount of compensation as appropriate.

5.	Director Orientation and Continuing Education

The Company shall provide a new director orientation program with senior management. The orientation will take place as soon as reasonably practical after the appointment of the new Director.

The Company shall seek to enhance the Board's knowledge of the Company through regular presentations and interaction with management, periodic visits to Company facilities and thorough reviews of budgeting, strategy and other matters coming before the Board.

When the Board determines that continuing education is appropriate, the Company shall support the continuing education efforts of the Board and individual Board members.

6.	Management Development and Succession Planning

The Compensation Committee shall discuss contingency planning annually to provide for the event that one or more senior managers were to leave the Company or become disabled, consulting, as the Committee deems appropriate, with the Chief Executive Officer and other persons.

7.	Annual Performance Evaluation of the Board

The Board shall perform an annual evaluation of the effectiveness of the Board as a body in the direction and management of the business and affairs of the Company.

Each committee of the Board shall perform an annual evaluation of the effectiveness of its committee as a body and will consider what steps are necessary to improve its functioning in light of its mandate from the Board and its capacity to represent the stockholders within the areas delegated to it.

The results of the Board and committee evaluations shall be presented for discussion with the full Board.

8.	Annual Evaluation of Chief Executive Officer

The Compensation Committee (together with the other independent Directors, if directed by the Board) will carry out an evaluation of the performance of the Chief Executive Officer on an annual basis.

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9.	Ownership of Company Stock by Executive Officers and Directors

Lydall's Board of Directors and management believe that further linking the personal financial interests of senior management and Directors to the Company's success gives them a greater stake in the Company and aligns the interests of the Company's directors and officers with stockholders. This in turn results in long-term management for the benefit of stockholders. The Board has therefore established the following minimum stock ownership guidelines:

•	Non-employee Directors: holding stock equal in cost to four times their current annual retainer

•	Chief Executive Officer: holding stock equal in cost to two times his current base salary

In all cases, once an employee or Director is covered by an ownership guideline, stock ownership levels should be achieved within the later of five years of the adoption of these Guidelines or within five years of first appointment as a member of senior management or election as a Director, unless a waiver is granted by the Compensation Committee.

10.	Director Nominees

If a nominee for Director who is an incumbent Director does not receive the vote of at least the majority of the votes cast at any meeting for the election of Directors at which a quorum is present and no successor has been elected at such meeting, this policy will apply. For purposes of this corporate governance policy, a majority of votes cast means that the number of shares voted “for” a Director’s election exceeds 50% of the number of votes cast with respect to that Director’s election or, in the case where the number of nominees exceed the number of Directors to be elected, cast with respect to election of Directors generally. Votes cast include votes to withhold authority in each case and exclude abstentions with respect to that Director’s election, or, in the case where the number of nominees exceeds the number of Directors to be elected, abstentions with respect to election of Directors generally.

The Corporate Governance Committee will make a recommendation to the Board of Directors as to whether to accept or reject the tendered resignation, or whether other action should be taken. The Board of Directors will act on the tendered resignation, taking into account the Corporate Governance Committee’s recommendation, and publicly disclose (by press release, a filing with the SEC or other broadly disseminated means of communication) its decision regarding the tendered resignation and the rationale behind the decision within 90 days from the date of the certification of the election results. The Corporate Governance Committee in making its recommendation, and the Board of Directors in making its decision, may each consider any factors or other information that it considers appropriate and relevant. The Director who tenders his of her resignation will not participate in the recommendation of the Corporate Governance Committee or the decision of the Board of Directors with respect to his or her resignation. If such incumbent Director’s resignation is not accepted by the Board of Directors, such Director will continue to serve until the next annual meeting and until his or her successor is duly elected, or his or her earlier resignation or removal.

If a Director’s resignation is accepted by the Board of Directors, or if a nominee for Director is not elected and the nominee is not an incumbent director, then the Board of Directors, in its sole discretion, may fill any resulting vacancy pursuant to the provisions of Section 5.04 of the Lydall, Inc. Bylaws, as amended and restated as of December 11, 2003, or may decrease the size of the Board of Directors pursuant to the provisions of Section 5.02 of the Lydall, Inc. Bylaws, as amended and restated as of December 11, 2003 and Article 6(a) of the Restated Certificate of Incorporation of Lydall, Inc. as of May 12, 1993.

This corporate governance policy will be summarized or included in each proxy statement relating to an election of Directors of the Corporation.

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Appendix B

AMENDED AND RESTATED

LYDALL

2003 STOCK INCENTIVE COMPENSATION PLAN

ARTICLE I

PURPOSE

Purpose.    The purpose of the Lydall 2003 Stock Incentive Compensation Plan (the “Plan”) is to further the growth and prosperity of the Company and its Subsidiaries by enabling the Company to offer incentive awards to its employees, officers, Directors and consultants, whose past, present and/or potential contributions to the Company and its Subsidiaries have been, are or will be important to the success of the Company. The various types of long-term incentive awards that may be provided under the Plan are designed to enable the Company to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of its businesses.

ARTICLE II

ADMINISTRATION

2.1 Committee Membership.    The Plan shall be administered by the Committee, the members of which shall be “Non-Employee Directors” as defined in Rule 16b-3 promulgated under the Exchange Act, and “Outside Directors” within the meaning of Section 162(m) of the Code. In addition, the members of the Committee shall satisfy the independence requirements of the New York Stock Exchange.

2.2 Powers of the Committee.    The Committee shall have full authority to award, pursuant to the terms of the Plan: (i) Stock Options; (ii) Restricted Stock; (iii) Performance Shares; and/or (iv) Stock Awards. For purposes of illustration and not of limitation, the Committee shall have the authority (subject to the express provisions of this Plan):

(a) to select the officers, employees, Directors and consultants of the Company or any Subsidiary to whom Stock Options, Restricted Stock, Performance Shares, and/or Stock Awards may from time to time be awarded hereunder;

(b) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the number of shares, exercise price or types of consideration paid upon exercise of a Stock Option, such as other securities of the Company or other property, any restrictions or limitations on an award, such as performance criteria, and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions, as the Committee shall determine);

(c) to determine the Performance Goals, Performance Objectives and Performance Period for any grant of Performance Shares or the performance criteria or other factors which need to be attained for the vesting of an award granted hereunder, and to determine whether the Performance Objectives, performance criteria or other factors have been satisfied; and

(d) to alter or amend the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, any such alteration or amendment that would alter the terms and conditions of an Incentive Stock Option so as to convert it into a Nonqualified Stock Option); provided, however, that no such alteration or amendment that would impair the rights of a Holder under any Agreement theretofore entered into hereunder may be made by the Committee without the Holder’s consent.

Notwithstanding the foregoing, the Committee shall not have the power or authority to make or amend any award or interpret the Plan or any Agreement in any manner that would violate the prohibition on repricing in Section 2.5 hereof or the prohibition on extensions of credit in Section 2.6 hereof.

2.3 Interpretation of Plan.

(a) Committee Authority.    Subject to Article IX below, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any award issued under the Plan (and to determine the form and substance of all Agreements relating thereto), and to otherwise supervise the administration of the Plan.

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(b) Incentive Stock Options.    No term or provision of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code.

2.4 Delegation by Committee.    Except to the extent prohibited by applicable law or the applicable rules of any stock exchange on which the Common Stock is listed, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it; provided, however, that the Committee shall not delegate its responsibility with respect to: (i) any award to any Director or executive officer of the Company; (ii) any award intended to constitute “qualified performance-based compensation” under Section 162(m) of the Code; or (iii) the certification as to the satisfaction of any performance criteria in accordance with Section 162(m) of the Code. Any allocation or delegation of responsibilities or powers may be revoked by the Committee at any time.

2.5 Prohibition Against Repricing.    The exercise price of an outstanding Option granted under the Plan may not be decreased after the date of grant, nor may an outstanding Option granted under the Plan be surrendered to the Company as consideration for the grant of a new Option with a lower exercise price, payment of cash, or grant of any other equity award, except as provided in Section 3.3 hereof (relating to the adjustment of awards upon changes in the capitalization of the Company).

2.6 Prohibition Against Loans.    Anything in the Plan to the contrary notwithstanding, neither the Company nor any Subsidiary shall, directly or indirectly, extend any credit, or arrange for the extension of any credit, in the form of a personal loan to any officer, employee, Director or consultant of the Company or any Subsidiary for the purpose of obtaining the benefits of any award under the Plan.

ARTICLE III

STOCK SUBJECT TO PLAN

3.1 Number of Shares.    The total number of shares of Common Stock originally reserved and available for issuance under the Plan was 1,500,000 shares of Common Stock, subject to adjustment as provided in Section 3.3 below. Shares of Common Stock under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares. If any shares of Common Stock that have been granted pursuant to a Stock Option cease to be subject to a Stock Option, or if any shares of Restricted Stock or Performance Shares are forfeited or any award otherwise terminates without a payment being made to the Holder in the form of Common Stock, such shares shall again be available for distribution in connection with future grants and awards under the Plan.

3.2 Additional Restrictions.    Subject to the provisions of Section 3.3 below, the following additional maximums are imposed under the Plan:

(a) The maximum number of shares of Common Stock that may be issued pursuant to Options that are intended to be Incentive Stock Options shall be 1,000,000 shares;

(b) The maximum number of shares of Common Stock that may be covered by awards granted to any one individual under Article V (relating to Stock Options) shall be 250,000 shares during any one calendar-year period; and

(c) For any award of Restricted Stock or Performance Shares that are intended to be “performance based compensation” (as that term is used for purposes of §162(m) of the Code), no more than 250,000 shares of Common Stock may be subject to such awards granted to any one individual during any one calendar year period.

(d) The maximum number of shares of Common Stock that may be issued as Restricted Stock, Performance Shares and Stock Awards combined, shall be 600,000 shares.

3.3 Adjustment Upon Changes in Capitalization, Etc.    In the event of any dividend payable in shares of Common Stock, or any stock split or reverse stock split of the Common Stock, any then outstanding awards granted under the Plan shall be appropriately adjusted in such a manner as to preserve the economic benefits or potential economic benefits of such awards and the aggregate number of shares of Common Stock then reserved for issuance under the Plan, or permitted to be issued under various types of awards as provided in Section 3.2 hereof, shall be similarly adjusted. In the event of any merger, reorganization, consolidation, dividend (other than a cash dividend or a stock dividend covered by the preceding sentence) payable on shares of Common Stock, combination or exchange of shares, or other extraordinary or unusual event which results in a change in the shares of Common Stock of the Company as a whole, the Committee shall determine, in its sole discretion, whether such change

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equitably requires an adjustment in the terms of any award or the aggregate number of shares of Common Stock then reserved for issuance under the Plan. Any such adjustments shall be made by the Committee, whose determination shall be final, binding and conclusive.

ARTICLE IV

ELIGIBILITY

4.1 General.    Awards may be made or granted to employees, officers, Directors and consultants, whose past, present and/or potential contributions to the Company and its Subsidiaries have been, are or will be important to the success of the Company, to give them an opportunity to acquire a proprietary interest in the Company.

4.2 Incentive Stock Options.    No Incentive Stock Option shall be granted to any person who is not an employee of the Company or a Subsidiary at the time of grant.

ARTICLE V

STOCK OPTIONS

5.1 Grant and Exercise.    Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Nonqualified Stock Options. Any Stock Option granted under the Plan shall contain such terms, not inconsistent with this Plan, or with respect to Incentive Stock Options, not inconsistent with the Plan and the Code, as the Committee may from time to time approve. The Committee shall have the authority to grant Incentive Stock Options or Nonqualified Stock Options, or both types of Stock Options, which may be granted alone or in addition to other awards granted under the Plan. To the extent that any Stock Option intended to qualify as an Incentive Stock Option does not so qualify, it shall constitute a separate Nonqualified Stock Option.

5.2 Terms and Conditions.    Stock Options granted under the Plan shall be subject to the following terms and conditions:

(a) Option Term.    The term of each Stock Option shall be fixed by the Committee; provided, however, that a Stock Option may be granted only within the ten-year period commencing from the Effective Date and may only be exercised within ten years of the date of grant (or five years in the case of an Incentive Stock Option granted to an optionee who, at the time of grant, owns Common Stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company (a “10% Stockholder”)).

(b) Exercise Price.    The exercise price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant and may not be less than 100 percent of the Fair Market Value on the day of grant; provided, however, that the exercise price of an Incentive Stock Option granted to a 10% Stockholder shall not be less than 110 percent of the Fair Market Value on the date of grant.

(c) Exercisability.    Stock Options shall be exercisable in four equal annual installments commencing as of the first anniversary of the date of grant or at such time or times and subject to such terms and conditions as shall be determined by the Committee and as set forth in Article VIII, below. The Committee may waive such installment exercise provisions at any time at or after the time of grant in whole or in part, based upon such factors as the Committee shall determine, on a case by case basis.

(d) Method of Exercise.    Subject to whatever installment exercise and vesting period provisions are applicable in a particular case, Stock Options may be exercised in whole or in part at any time during the term of the Option, by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice shall be accompanied by:

(i) a cash payment equal to the aggregate exercise price;

(ii) Mature Shares having a Fair Market Value equal to the aggregate exercise price;

(iii) an election to make a cashless exercise through a registered broker-dealer; and/or

(iv) any other form of payment which is acceptable to the Committee.

Cash payments shall be made by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; provided, however, that the Company shall not be required to deliver certificates for shares of Common Stock with respect to which an Option is exercised until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof. Payments in the form of Mature Shares shall be valued at the Fair

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Market Value of the Common Stock on the date prior to the date of exercise. Such payments shall be made by physical delivery of stock certificates in negotiable form (or, in the discretion of the Committee, by electronic delivery in any manner acceptable to the Committee) that is effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances. Payments in the form of a cashless exercise shall be made by authorizing a third-party broker-dealer to sell all or a portion of the shares of Common Stock acquired upon exercise of the Option, and to remit to the Company a sufficient portion of the sale proceeds to pay the aggregate exercise price and any applicable tax withholding resulting from such exercise. Unless otherwise determined by the Committee at or after the time of grant, the Company shall not issue any shares of Common Stock acquired upon the cashless exercise of an Option until the Holder or the third-party broker-dealer shall deliver (or cause to be delivered) to the Company the aggregate exercise price and any applicable tax withholding amount. A Holder shall have none of the rights of a stockholder with respect to the shares subject to the Option until such shares shall be transferred to the Holder upon the exercise of the Option.

(e) Transferability.    No Stock Option shall be transferable by the Holder other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Holder’s lifetime, only by the Holder (or, to the extent of legal incapacity or incompetency, the Holder’s guardian or legal representative).

(f) Termination by Reason of Death.    Subject to the provisions of Section 11.3, below, and unless otherwise determined by the Committee and set forth in the Agreement, if a Holder is an employee of the Company or a Subsidiary at the time of grant and if a Holder’s employment by the Company or a Subsidiary terminates by reason of death, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on or prior to the date of death may thereafter be exercised by the legal representative of the estate or by the legatee of the Holder under the will of the Holder, for a period of one year (or such other greater or lesser period as the Committee may specify at grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

(g) Termination by Reason of Disability.    Subject to the provisions of Section 11.3, below, and unless otherwise determined by the Committee and set forth in the Agreement, if a Holder is an employee of the Company or a Subsidiary at the time of grant and if a Holder’s employment by the Company or any Subsidiary terminates by reason of Disability, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on or prior to the date of termination may thereafter be exercised by the Holder for a period of one year (or such other greater or lesser period as the Committee may specify at the time of grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

(h) Other Termination.    Subject to the provisions of Section 11.3, below, and unless otherwise determined by the Committee and set forth in the Agreement, if a Holder is an employee of the Company or a Subsidiary at the time of grant and if such Holder’s employment by the Company or any Subsidiary terminates for any reason other than death or Disability, the Stock Option shall thereupon automatically terminate, except that if the Holder’s employment is terminated by the Company or a Subsidiary without cause or due to Normal Retirement, then the portion of such Stock Option that has vested on or prior to the date of termination of employment may be exercised for the lesser of three months (or, in the case of a Nonqualified Stock Option, one year) after termination of employment or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(i) Additional Incentive Stock Option Limitation.    In the case of an Incentive Stock Option, the aggregate Fair Market Value (on the date of grant of the Option) of the shares of Common Stock with respect to which Incentive Stock Options become exercisable for the first time by a Holder during any calendar year (under all plans of the Company and its Parent and Subsidiaries) shall not exceed $100,000.

ARTICLE VI

RESTRICTED STOCK

6.1 Grant.    Shares of Restricted Stock may be awarded either alone or in addition to other awards granted under the Plan and may be in the form of Performance Shares. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be awarded, the number of shares to be awarded, the price (if any) to be paid by the Holder, the duration of the Restriction Period, variances to the vesting schedule and rights to acceleration thereof, performance criteria (if any) and all other terms and conditions of the awards.

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6.2 Terms and Conditions.    Each award of Restricted Stock shall be subject to the following terms and conditions:

(a) Certificates.    Restricted Stock, when issued, will be represented by a stock certificate or certificates registered in the name of the Holder to whom such Restricted Stock shall have been awarded. During the Restriction Period, certificates representing the Restricted Stock and any securities constituting Retained Distributions shall bear a legend to the effect that ownership of the Restricted Stock (and such Retained Distributions), and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms and conditions provided in the Plan and the Agreement.

(b) Rights of Holder.    Shares of Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes. The Holder shall have the right to vote such shares of Restricted Stock and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such shares of Restricted Stock, except that: (i) the Holder shall not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and all other vesting requirements with respect thereto shall have been fulfilled; (ii) the Company shall retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period; (iii) the Company shall retain custody of all Retained Distributions made or declared with respect to the Restricted Stock, subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock, until such time, if ever, as the Restricted Stock shall have become vested and the Restriction Period shall have expired; and (iv) a breach by the Holder of any of the restrictions, terms or conditions contained in this Plan or the Agreement or otherwise established by the Committee with respect to any Restricted Stock or Retained Distributions shall cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

(c) Vesting; Forfeiture.    Upon the expiration of the Restriction Period with respect to any shares of Restricted Stock, and the satisfaction of any other applicable restrictions, terms and conditions set forth in the applicable Agreement: (i) such shares of Restricted Stock shall become vested and (ii) any Retained Distributions with respect to such Restricted Stock shall become vested. Any shares of Restricted Stock and Retained Distributions that do not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited. Subject to the terms of Article VIII below, the Restriction Period shall not be less than three years, unless otherwise determined by the Committee at or after the date of grant.

6.3 Performance Shares.    The Committee may, in its sole discretion, grant Performance Shares which are restricted by corporate performance criteria identified by the Committee and set forth in the Agreement. If the Performance Shares are intended to constitute “qualified performance compensation” within the meaning of Section 162(m) of the Code:

(a) The Committee shall determine the applicable Performance Period and establish the Performance Goals and Performance Objectives for such Performance Period prior to, or reasonably promptly following, the inception of a Performance Period but, to the extent required by Section 162(m) of the Code, by no later than the date that is ninety days after the commencement of the Performance Period or the day prior to the date on which 25 percent of the Performance Period has elapsed; and

(b) Following the completion of each Performance Period, the Committee shall certify in writing, in accordance with the requirements of Section 162(m) of the Code to the extent applicable, whether the Performance Objectives and other material terms of the award of Performance Shares have been achieved or not. Unless the Committee otherwise determines, the Performance Shares shall not vest until the Committee makes the certification specified in this Section 6.3 (b).

ARTICLE VII

AUTOMATIC AWARDS TO OUTSIDE DIRECTORS

7.1 Stock Awards to Outside Directors in Lieu of Annual Cash Retainers.    On June 30 and December 31 of each year during the term of the Plan, each person then serving as an Outside Director of the Company shall automatically receive a Stock Award consisting of that number of whole shares of Common Stock obtained by dividing 50 percent of the Annual Cash Retainer Amount then in effect by the Fair Market Value of a share of Common Stock as of the date of grant, in each case rounded upward to the nearest number of whole shares. The Stock Award contemplated by this Section 7.1 shall be granted in lieu of any annual cash retainer otherwise payable to Outside Directors. No automatic awards, however, will be made prior to stockholder approval of the Plan.

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7.2 Nonqualified Stock Options Granted to Outside Directors in Lieu of Cash-Based Retirement Benefits.

(a) On the date of the Annual Meeting of each year during the term of the Plan, each person then serving as an Outside Director of the Company shall automatically receive a Nonqualified Stock Option to purchase 325 shares of Common Stock. No automatic awards, however, will be made prior to stockholder approval of the Plan.

(b) The exercise price per share of Common Stock under a Nonqualified Stock Option granted under this Section 7.2 shall be the Fair Market Value of a share of Common Stock as of the date each such Nonqualified Stock Option is granted.

(c) Each Nonqualified Stock Option granted under this Section 7.2 shall become exercisable in three equal annual installments commencing as of the first anniversary of the date of grant and shall be exercisable until the earlier of ten years from the date of grant or the expiration of the three-year period provided in paragraph (d) below.

(d) Whenever a recipient of a Nonqualified Stock Option granted under this Section 7.2 ceases to be a Director of the Company for any reason whatsoever, all outstanding Nonqualified Stock Options granted under this Section 7.2, then held by such person, shall continue to vest and be exercisable in whole or in part for a period of three years from the date on which such person ceases to be a Director of the Company; provided, however, that, in no event, shall any such Nonqualified Stock Option be exercisable beyond the ten-year term of the Option specified in paragraph (c) above.

(e) Each Nonqualified Stock Option granted under this Section 7.2 shall be subject to the provisions of Section 5.2(d), (e) and (j) hereof.

7.3 Additional Automatic Awards to Directors.

(a) Effective as of the close of business on the day on which the Annual Meeting of Stockholders of the Company is held, each person then serving as an Outside Director of the Company shall automatically receive a Nonqualified Stock Option covering the lesser of 3,000 shares of Common Stock or a number of shares of Common Stock having an aggregate Fair Market Value on the date of grant equal to $33,333. Each person who is first elected a Director of the Company after the Effective Date of the Plan, and who qualifies as an Outside Director, also shall be granted, automatically upon such election, a Nonqualified Stock Option covering the lesser of 9,000 shares of Common Stock or a number of shares of Common Stock having an aggregate Fair Market Value on the date of grant equal to $100,000.

(b) The exercise price per share of Common Stock under a Nonqualified Stock Option granted under this Section 7.3 shall be the Fair Market Value of a share of Common Stock as of the date each such Nonqualified Stock Option is granted.

(c) Each Nonqualified Stock Option granted under this Section 7.3 shall become exercisable in four equal annual installments commencing as of the first anniversary of the date of grant, provided the Holder of such Nonqualified Stock Option is a Director of the Company on such anniversary, and shall be exercisable until the earlier of ten years from the date of grant or the expiration of the applicable period specified in paragraph (d) or (e) below.

(d) Each Nonqualified Stock Option granted under this Section 7.3 to an Outside Director of the Company shall terminate if and when the optionee shall cease to serve as a Director of the Company, except as follows:

(i) If the optionee has continuously served as a Director of the Company for at least one year from the date of grant of a Nonqualified Stock Option and dies (x) while serving as a Director of the Company or (y) during any period after having ceased to be a Director when the Nonqualified Stock Option would otherwise be exercisable under subparagraph (ii) below, the Nonqualified Stock Option theretofore granted to such person may be exercised by a representative of such person’s estate; provided that such Nonqualified Stock Option may be exercised only within six months after the date of death and prior to the expiration date specified in such Nonqualified Stock Option;

(ii) If the optionee ceases for any reason (other than death) to be a Director of the Company subsequent to one year from the date of grant, such Nonqualified Stock Option may be exercised within three months from the date of such cessation and prior to the expiration date specified in such Nonqualified Stock Option; and

(iii) No Nonqualified Stock Option may be exercised for more than the number of shares for which the optionee might have exercised such Option at the time such optionee ceased for any reason to be a Director of the Company.

(e) Each Nonqualified Stock Option granted under this Section 7.3 shall be subject to the provisions of Section 5.2(d), (e) and (j) hereof.

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ARTICLE VIII

ACCELERATED VESTING & BUYOUT OF AWARDS UPON A CHANGE IN CONTROL

8.1 Accelerated Vesting and Exercisability.    Upon the occurrence of a Change in Control of the Company, the vesting periods of any and all Stock Options and other awards granted and outstanding under the Plan shall be accelerated and all such Stock Options and awards shall immediately and entirely vest, and (except as provided in Section 8.2 below) the respective Holders thereof shall have the immediate right to purchase and/or receive any and all Common Stock subject to such Stock Options and awards on the terms set forth in this Plan and the respective Agreements respecting such Stock Options and awards.

8.2 Buyout of Awards in Connection with Certain Transactions.    Upon the occurrence of a Change in Control of the Company, the Committee may require a Holder of any award granted under this Plan to relinquish such award to the Company upon the tender by the Company to Holder of cash in an amount equal to the Transaction Value of such award.

8.3 Definition of “Change in Control.”    For purposes of this Article VIII, a “Change in Control” of the Company shall mean the occurrence, after the Effective Date of the Plan, of any of the following events:

(a) a report on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report) shall be filed with the Securities and Exchange Commission pursuant to the Exchange Act and that report discloses that any person (within the meaning of Section 13(d) or Section 14(d)(2) of the Exchange Act), other than the Company (or one of its subsidiaries) or any employee benefit plan sponsored by the Company (or one of its subsidiaries), is the beneficial owner (as that term is defined in Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act), directly or indirectly, of 50 percent or more of the outstanding voting stock of the Company;

(b) any person (within the meaning of Section 13(d) or Section 14(d)(2) of the Exchange Act), other than the Company (or one of its subsidiaries) or any employee benefit plan sponsored by the Company (or one of its subsidiaries), shall purchase securities pursuant to a tender offer or exchange offer to acquire any voting stock of the Company (or any securities convertible into voting stock of the Company) and, immediately after consummation of that purchase, that person is the beneficial owner (as that term is defined in Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act), directly or indirectly, of 50 percent or more of the outstanding voting stock of the Company;

(c) the consummation of: (i) a merger, consolidation or reorganization of the Company with or into any other person if, as a result of such merger, consolidation or reorganization, 50 percent or less of the combined voting power of the then outstanding securities of such other person immediately after such merger, consolidation or reorganization is held in the aggregate by the holders of voting stock of the Company immediately prior to such merger, consolidation or reorganization; (ii) any sale, lease, exchange or other transfer of all or substantially all of the assets of the Company and its consolidated subsidiaries to any other person if, as a result of such sale, lease, exchange or other transfer, 50 percent or less of the combined voting power of the then outstanding securities of such other person immediately after such sale, lease, exchange or other transfer is held in the aggregate by the holders of voting stock of the Company immediately prior to such sale, lease, exchange or other transfer; or (iii) a transaction immediately after the consummation of which any person (within the meaning of Section 13(d) or Section 14(d)(2) of the Exchange Act) would be the beneficial owner (as that term is defined in Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act), directly or indirectly, of more than 50 percent of the outstanding voting stock of the Company;

(d) the stockholders of the Company approve the dissolution of the Company; or

(e) during any period of twelve consecutive months, the individuals who at the beginning of that period constituted the Board shall cease to constitute a majority of the Board, unless the election, or the nomination for election by the Company’s stockholders, of each director of the Company first elected during such period was approved by a vote of at least a majority of the Directors of the Company then still in office who were Directors of the Company at the beginning of any such period; or

(f) the consummation of any other transaction which a majority of the Board determines to constitute a change in control of the Company.

ARTICLE IX

AMENDMENT AND TERMINATION

The Board may at any time, and from time to time, alter, amend, suspend or discontinue the Plan or any provision of the Plan; provided, however, that: (a) no alteration, amendment, suspension or discontinuance that would impair the rights of a Holder under any Agreement theretofore entered into hereunder shall be made without the Holder’s consent and (b) no alteration or amendment

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that would: (i) repeal the prohibition against repricing set forth in Section 2.5; (ii) increase the overall number of shares reserved and available for issuance under the Plan set forth in Section 3.1; (iii) increase the maximum share limitations set forth in Section 3.2; or (iv) decrease the minimum exercise price of Stock Options set forth in Section 5.2(b), shall be made without the approval of the Company’s stockholders.

ARTICLE X

TERM OF PLAN

10.1 Effective Date.    The Plan shall be effective as of October 24, 2002 (the “Effective Date”), subject to the approval of the Plan by the Company’s stockholders within one year after the Effective Date. Any awards granted under the Plan prior to such approval shall be effective when made (unless otherwise specified by the Committee at the time of grant), but shall be conditioned upon, and subject to, such approval of the Plan by the Company’s stockholders and no awards shall vest or otherwise become free of restrictions prior to such approval.

10.2 Termination Date.    Unless earlier terminated by the Board, this Plan shall continue to remain in effect for a period of ten years from the Effective Date; provided that the Plan shall continue to govern all outstanding awards until the awards themselves terminate in accordance with their terms.

ARTICLE XI

GENERAL PROVISIONS

11.1 Written Agreements.    Each award granted under the Plan shall be confirmed by, and shall be subject to the terms of, the Agreement executed by the Company and the Holder. The Committee may terminate any award made under the Plan if the Agreement relating thereto is not executed and returned to the Company within ten days after the Agreement has been delivered to the Holder for his or her execution.

11.2 Unfunded Status of Plan.    The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Holder by the Company, nothing contained herein shall give any such Holder any rights that are greater than those of a general creditor of the Company.

11.3 Employees.

(a) Competition; Interference; Solicitation; Disclosure of Confidential Information.    If a Holder’s employment with the Company or a Subsidiary is terminated for any reason whatsoever and, subsequent thereto, such Holder: (i) accepts employment with a competitor of, or otherwise engages in competition with, the Company in violation of any agreement between the Holder and the Company; (ii) induces or encourages any employee of the Company to terminate his or her employment with the Company, in violation of any agreement between the Holder and the Company; (iii) solicits, induces, or encourages any person or entity which is a supplier of, a purchaser from, or a contracting party with, the Company to terminate any written or oral agreement, order or understanding with the Company or to conduct business in a way that results in an adverse impact on the Company in violation of any agreement between the Holder and the Company; or (iv) discloses to anyone outside the Company, or uses any confidential information or other property (including, but not limited to, intellectual property) of the Company in violation of the Company’s written policies or any agreement between the Holder and the Company, the Committee, in its sole discretion, may require such Holder to return to the Company the Economic Value of any award that was realized or obtained by such Holder at any time during the period beginning on the date that is six months prior to the date such Holder’s employment with the Company is terminated. The “Economic Value” shall mean the amount reportable by the Holder as taxable compensation for federal income tax purposes with respect to such award (for awards other than Incentive Stock Options) and, in the case of an Incentive Stock Option, the amount that would have been reportable by the Holder as taxable compensation for federal income tax purposes with respect to such award if such Incentive Stock Option had been a Nonqualified Stock Option.

(b) Termination for Cause.    The Committee may, if a Holder’s employment with the Company or a Subsidiary is terminated for cause, annul any award granted under this Plan to such employee and, in such event, the Committee, in its sole discretion, may require such Holder to return to the Company the Economic Value of any award that was realized or obtained by such Holder at any time during the period beginning on the date that is six months prior to the date such Holder’s employment with the Company is terminated.

(c) No Right of Employment.    Nothing contained in the Plan or in any award hereunder shall be deemed to confer upon any Holder, who is an employee of the Company or any Subsidiary, any right to continued employment with the

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Company or any Subsidiary, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any Holder who is an employee at any time.

11.4 Investment Representations; Company Policy.    The Committee may require each person acquiring shares of Common Stock pursuant to a Stock Option or other award under the Plan to represent to, and agree with, the Company in writing that the Holder is acquiring the shares for investment without a view to distribution thereof. Each person acquiring shares of Common Stock pursuant to a Stock Option or other award under the Plan shall be required to abide by all policies of the Company in effect at the time of such acquisition and thereafter with respect to the ownership and trading of the Company’s securities.

11.5 Additional Incentive Arrangements.    Nothing contained in the Plan shall prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of Stock Options and the awarding of Common Stock and cash otherwise than under the Plan; and such arrangements may be either generally applicable or applicable only in specific cases.

11.6 Withholding Taxes.    Not later than the date as of which an amount must first be included in the gross income of the Holder for Federal income tax purposes with respect to any option or other award under the Plan, the Holder shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. If permitted by the Committee, tax withholding or payment obligations may be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditioned upon such payment or arrangements and the Company or the Holder’s employer (if not the Company) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Holder from the Company or any Subsidiary.

11.7 Governing Law.    The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Connecticut (without regard to choice of law provisions); provided, however, that all matters relating to or involving corporate law shall be governed by the laws of the State of Delaware.

11.8 Other Benefit Plans.    Any award granted under the Plan shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Subsidiary and shall not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to awards under this Plan).

11.9 Non-Transferability.    Except as otherwise expressly provided in the Plan or the Agreement, no right or benefit under the Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbered or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void.

11.10 Applicable Laws.    The obligations of the Company with respect to all Stock Options and awards under the Plan shall be subject to: (i) all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the Securities Act of 1933, as amended, and (ii) the rules and regulations of any securities exchange on which the Common Stock may be listed.

11.11 Conflicts.    If any of the terms or provisions of the Plan or an Agreement conflict with the requirements of Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with such requirements. Additionally, if this Plan or any Agreement does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein and therein with the same force and effect as if such provision had been set out at length herein and therein. If any of the terms or provisions of any Agreement conflict with any terms or provisions of the Plan, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of the Plan. Additionally, if any Agreement does not contain any provision required to be included therein under the Plan, such provision shall be deemed to be incorporated therein with the same force and effect as if such provision had been set out at length therein.

11.12 Non-Registered Stock.    The shares of Common Stock to be distributed under this Plan have not been, as of the Effective Date, registered under the Securities Act of 1933, as amended, or any applicable state or foreign securities laws and the Company has no obligation to any Holder to register the Common Stock or to assist the Holder in obtaining an exemption from the various registration requirements, or to list the Common Stock on a national securities exchange or any other trading or quotation system, including the NASDAQ National Market and NASDAQ SmallCap Market.

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11.13 Right of Off-Set.    To the extent permitted by law, the Company or the Holder’s employer (if not the Company) shall have the right to deduct from any payment of any kind otherwise due to the Holder from the Company or any Subsidiary, under the Plan or any Agreement entered into hereunder, any amounts due and owing to the Company or the Holder’s employer, as the case may be, from the Holder.

ARTICLE XII

DEFINITIONS

Definitions.    For purposes of the Plan, the following terms shall be defined as set forth below:

(a) “Agreement” shall mean the agreement between the Company and a Holder setting forth the terms and conditions of an award under the Plan.

(b) “Annual Cash Retainer Amount” shall mean the annual cash retainer that would (but for the provisions of Section 7.1 hereof) otherwise be payable to each Outside Director for each full year of service as an Outside Director. The exact amount of the Annual Cash Retainer Amount shall be determined by the Board.

(c) “Board” shall mean the Board of Directors of the Company.

(d) “Change in Control” shall have the meaning set forth in Section 8.3 hereof.

(e) “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

(f) “Committee” shall mean the Compensation and Stock Option Committee of the Board or any other committee of the Board that the Board may designate to administer the Plan or any portion thereof. If no Committee is so designated, then all references in this Plan to “Committee” shall mean the Board.

(g) “Common Stock” means the Common Stock of the Company, par value $.10 per share.

(h) “Company” shall mean Lydall, Inc., a corporation organized and existing under the laws of the State of Delaware.

(i) “Director” shall mean a member of the Board.

(j) “Disability” shall mean physical or mental impairment as determined under procedures established by the Committee for purposes of the Plan.

(k) “Economic Value” shall have the meaning set forth in Section 11.3(a) hereof.

(l) “Effective Date” shall have the meaning set forth in Section 10.1 hereof.

(m) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

(n) “Fair Market Value,” when used in reference to a share of Common Stock as of a particular date (such as the date of grant or the date of exercise of an award under the Plan), means the fair value per share of Common Stock as of such date, determined in accordance with the following procedures:

(i) if the Common Stock is listed on a national securities exchange or quoted on the NASDAQ National Market or NASDAQ SmallCap Market, then the fair value per share of the Common Stock shall be the last sale price per share of the Common Stock in the principal trading market for the Common Stock on such date, as reported by the exchange or NASDAQ, as the case may be;

(ii) if the Common Stock is not listed on a national securities exchange or quoted on the NASDAQ National Market or NASDAQ SmallCap Market, but is traded in the over-the-counter market, then the fair value per share of the Common Stock shall be the closing bid price per share for the Common Stock on such date, as reported by the OTC Bulletin Board or the National Quotation Bureau, Incorporated or similar publisher of such quotations; and

(iii) if the fair value per share of the Common Stock cannot be determined pursuant to clause (i) or (ii) above, then the fair value per share of the Common Stock shall be determined by the Committee in good faith.

(o) “Holder” shall mean a person who has received an award under the Plan.

(p) “Incentive Stock Option” shall mean any Stock Option intended to be designated as, and meeting the requirements of, an “incentive stock option” within the meaning of Section 422 of the Code.

(q) “Mature Shares” shall mean shares of Common Stock that have been held by the Holder for at least six months.

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(r) “Nonqualified Stock Option” shall mean any Stock Option that is not an Incentive Stock Option, including, from and after the date an Incentive Stock Option ceases to qualify as such, any Incentive Stock Option that ceases to qualify as an Incentive Stock Option.

(s) “Normal Retirement” shall mean retirement from active employment with the Company or any Subsidiary on or after age 65.

(t) “Outside Director” shall mean a Director who, as of the close of business on the date of grant of any award hereunder, is not an employee of the Company or any Subsidiary.

(u) “Parent” shall mean any present or future “parent corporation” of the Company, as such term is defined in Section 424(e) of the Code.

(v) “Performance Goals” shall mean (and may be expressed in terms of) any of the following business criteria: (i) net income; (ii) earnings per share; (iii) operating income; (iv) operating cash flow; (v) earnings before income taxes and depreciation; (vi) earnings before interest, taxes, depreciation and amortization; (vii) increases in operating margins; (viii) reductions in operating expenses; (ix) earnings on sales growth; (x) total stockholder return; (xi) return on equity; (xii) return on total capital; (xiii) return on invested capital; (xiv) return on assets; (xv) economic value added; (xvi) cost reductions and savings; (xvii) increase in surplus; (xviii) productivity improvements; or (xix) an executive’s attainment of personal objectives with respect to any of the foregoing criteria or such other criteria as the Committee deems appropriate such as growth and profitability, customer satisfaction, quality, safety, business development, negotiating transactions or developing long-term business goals. A Performance Goal may be measured over a Performance Period on a periodic, annual, cumulative or average basis and may be established on a corporate-wide basis or established with respect to one or more operating units, divisions, subsidiaries, acquired businesses, minority investments, partnerships or joint ventures. Unless otherwise determined by the Committee, the Performance Goals will be determined using generally accepted accounting principles consistently applied during a Performance Period.

(w) “Performance Objective” means the level or levels of performance required to be attained with respect to specified Performance Goals in order for any award of Performance Shares to vest.

(x) “Performance Period” means the calendar year, or such other shorter or longer period designated by the Committee, during which performance will be measured in order to determine a Holder’s entitlement to vesting of any Performance Shares.

(y) “Performance Shares” shall mean shares of Restricted Stock that are subject to restriction based on achievement of pre-defined corporate performance criteria.

(z) “Plan” shall mean the Lydall 2003 Stock Incentive Compensation Plan, as amended from time to time.

(aa) “Restricted Stock” shall mean shares of Common Stock, received under an award made pursuant to Article VI hereof, that are subject to restrictions under Article VI.

(bb) “Restriction Period” shall mean the period of time during which an award of Restricted Stock is subject to forfeiture.

(cc) “Retained Distributions” shall mean all distributions, including regular cash dividends and other cash equivalent distributions, made or declared with respect to an award of Restricted Stock.

(dd) “Stock Award” shall mean an award of shares of Common Stock to an Outside Director pursuant to Section 7.1 hereof.

(ee) “Stock Option” or “Option” shall mean an option to purchase shares of Common Stock which is granted pursuant to the Plan.

(ff) “Subsidiary” shall mean any present or future “subsidiary corporation” of the Company, as such term is defined in Section 424(f) of the Code.

(gg) “Transaction Value” shall mean the Fair Market Value of a share of Common Stock as of the date of repurchase, in the event the award to be repurchased under Section 8.2 hereof is comprised of shares of Common Stock, and the difference between Fair Market Value per share and the exercise price (if lower than Fair Market Value) in the event the award is a Stock Option; in each case, multiplied by the number of shares subject to the award.

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ANNUAL MEETING OF STOCKHOLDERS OF

LYDALL, INC.

April 26, 2007

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

ê Please detach along perforated line and mail in the envelope provided. ê

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

					FOR	AGAINST	ABSTAIN
1. ELECTION OF DIRECTORS (Proposal 1)				2. AMENDMENT OF THE 2003 STOCK INCENTIVE	☐	☐	☐
COMPENSATION PLAN (Proposal 2)
NOMINEES:
☐	FOR	O Lee A. Asseo
O Kathleen Burdett
☐	WITHHOLD AUTHORITY	O W. Leslie Duffy, Esq.		3. RATIFICATION OF THE APPOINTMENT OF	☐	☐	☐
	FOR ALL NOMINEES	O Matthew T. Farrell		PRICEWATERHOUSECOOPERS, LLP (Proposal 3)
O David Freeman
☐	FOR ALL EXCEPT	O William D. Gurley
	(See instructions below)	O Suzanne Hammett
		O S. Carl Soderstrom, Jr.		4. In their discretion, such other business as may properly come before the meeting.

The shares represented by this Proxy will be voted as specified. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED IN FAVOR OF THE SPECIFIED NOMINEES, “FOR” THE AMENDMENT OF THE 2003 STOCK INCENTIVE COMPENSATION PLAN, AND “FOR” THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS, LLP. THIS PROXY CARD MUST BE PROPERLY COMPLETED, SIGNED, DATED AND RETURNED IN ORDER TO HAVE YOUR SHARES VOTED.
INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.			☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

PROXY

LYDALL, INC.

The undersigned hereby appoints Kathleen Burdett, W. Leslie Duffy, and David Freeman, or any one of them, with full power of substitution, as attorneys and proxies, to vote all shares of stock of Lydall, Inc. which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at The Autorino Great Hall of The Bushnell Center for the Performing Arts, 166 Capitol Avenue, Hartford, Connecticut on April 26, 2007 at 9:00 a.m. E.T. and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and the Proxy Statement and instructs its attorneys and proxies to vote as set forth on this Proxy and in their discretion on any other matters properly coming before the Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

(To be signed on reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

LYDALL, INC.

April 26, 2007

PROXY VOTING INSTRUCTIONS

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.
- OR -	COMPANY NUMBER

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.	ACCOUNT NUMBER
- OR -
INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.

You may enter your voting instructions at 1-800-PROXIES or www.voteproxy.com up until 11:59 p.m. Eastern Time the day before the cut-off or meeting date.

ê Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. ê

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

					FOR	AGAINST	ABSTAIN
1. ELECTION OF DIRECTORS (Proposal 1)				2. AMENDMENT OF THE 2003 STOCK INCENTIVE	☐	☐	☐
COMPENSATION PLAN (Proposal 2)
NOMINEES:
☐	FOR ALL NOMINEES	O Lee A. Asseo
O Kathleen Burdett
☐	WITHHOLD AUTHORITY	O W. Leslie Duffy, Esq.		3. RATIFICATION OF THE APPOINTMENT OF	☐	☐	☐
	FOR ALL NOMINEES	O Matthew T. Farrell		PRICEWATERHOUSECOOPERS, LLP (Proposal 3)
O David Freeman
☐	FOR ALL EXCEPT	O William D. Gurley
	(See instructions below)	O Suzanne Hammett
		O S. Carl Soderstrom, Jr.		4. In their discretion, such other business as may properly come before the meeting.

The shares represented by this Proxy will be voted as specified. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED IN FAVOR OF THE SPECIFIED NOMINEES, “FOR” THE AMENDMENT OF THE 2003 STOCK INCENTIVE COMPENSATION PLAN, AND “FOR” THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS, LLP. THIS PROXY CARD MUST BE PROPERLY COMPLETED, SIGNED, DATED AND RETURNED IN ORDER TO HAVE YOUR SHARES VOTED.
INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” VOTED. and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.			☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.